1933 Act No. 333-36019
1940 Act No. 811-08365

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 63 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 61 [X]

EVERGREEN SELECT FIXED INCOME TRUST
(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

THE CORPORATION TRUST COMPANY
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is propsed that this filing will become effective: (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on March 1, 2010 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(i)
on (date) pursuant to paragraph (a)(i)
75 days after filing pursuant to paragraph (a)(ii)
on (date) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
X	this post-effective amendment designates a new effective date for a previously filed post-efective amendment

This Post-Effective Amendment relates solely to Evergreen International Bond Fund. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superceded hereby.

EVERGREEN SELECT FIXED INCOME TRUST

CONTENTS OF
POST-EFFECTIVE AMENDMENT NO. 63 TO
REGISTRATION STATEMENT

This Post-Effective Amendment No. 63 to Registrant's Registration Statement
No. 333-36019/811-08365 consists of the following pages, items of information and documents, together with the exhibits indicated in Part C as being filed herewith:

The Facing Sheet

PART A

Prospectus for A, B, C and I shares for Evergreen International Bond Fund, as supplemented from time to time, is contained herein.

Prospectus for IS shares for Evergreen International Bond Fund, as supplemented from time to time, is contained herein.

PART B

Statement of Additional Information for Evergreen International Bond Fund, as supplemented from time to time, is contained herein.

PART C

Exhibits
Persons Controlled by or Under Common Control with Registrant
Indemnification
Business or Other Connections of Investment Advisor
Principal Underwriter
Location of Accounts and Records
Management Services
Undertakings
Notice
Signatures

EVERGREEN SELECT FIXED INCOME TRUST

PART A
PROSPECTUS
CLASSES ABCI

________________________________

SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

Fund Reorganizations

                The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganizations of the Evergreen Funds listed in the table below into the corresponding Wells Fargo Advantage Funds® also listed in the table. The reorganizations were proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds, respectively.   In addition, the Wells Fargo Funds Trust Board of Trustees has also unanimously approved these fund reorganizations.

Evergreen Funds	Wells Fargo Advantage Funds (Surviving Fund)	Portfolio Management Team of Surviving Fund
Evergreen Global and International Funds
Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund[1]	Jerry Zhang, Wells Capital Management
Evergreen Global Large Cap Equity Fund	Wells Fargo Advantage Disciplined Global Equity Fund[1]	Bill Zieff, Wells Capital Management
Evergreen Global Opportunities Fund	Wells Fargo Advantage Global Opportunities Fund[1]	Francis Claro, Jim Tringas, Wells Capital Management
Evergreen International Bond Fund	Wells Fargo Advantage International Bond Fund[1]	Anthony Norris, Peter Wilson, Michael Lee, Alex Perrin, First International Advisors, LLC
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund[2]	Francis Claro, Wells Capital Management
Evergreen Intrinsic World Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund[1]	Howard Gleicher, Gary Lisenbee, David Graham, Jeffrey Peck, MetWest Capital

1. This fund will be newly created in order to receive the assets of the Evergreen Fund upon completion of the reorganization.

2. The Wells Fargo International Core Fund will be renamed the Wells Fargo Advantage International Equity Fund following the merger and is expected to make certain changes to its principal investments at that time.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.   Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Evergreen Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com.  The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

March 1, 2010                                                                                                                                   586150 (3/10)

________________________________

Evergreen
GLOBAL AND INTERNATIONAL FUNDS
Prospectus March 1, 2010

Evergreen Emerging Markets Growth Fund
Class A EMGAX/Class B EMGBX/Class C EMGCX/Class I EMGYX

Evergreen Global Large Cap Equity Fund
Class A EAGLX/Class B EBGLX/Class C ECGLX/Class I EYGLX

Evergreen Global Opportunities Fund
Class A EKGAX/Class B EKGBX/Class C EKGCX/Class I EKGYX

Evergreen International Bond Fund
Class A ESIYX/ Class B ESIUX/Class C ESIVX/Class I ESICX

Evergreen International Equity Fund
Class A EKZAX/Class B EKZBX/Class C EKZCX/Class I EKZYX

Evergreen Intrinsic World Equity Fund
Class A EWEAX/Class B EWEBX/Class C EWECX/Class I EWEIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Evergreen Global and International Funds

Fund Summary

Evergreen Emerging Markets Growth Fund

INVESTMENT GOAL

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 40 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 60 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	1.23%	1.23%	1.23%	1.23%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.56%	0.56%	0.56%	0.56%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	2.06%	2.81%	2.81%	1.81%

1

The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$772	$784	$384	$184	$284	$284
3 Years	$1,184	$1,171	$871	$569	$871	$871
5 Years	$1,620	$1,684	$1,484	$980	$1,484	$1,484
10 Years	$2,827	$2,959	$3,138	$2,127	$2,959	$3,138

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets. Emerging markets countries include, but are not limited to, South Korea, Brazil, Russia, China, Mexico, Taiwan, South Africa and India. The Fund normally invests in at least six different countries, although it may invest all of its assets in a single country. The Fund may invest in securities across all market capitalizations, seeking investments that offer potential growth opportunities attributable to factors such as political change, economic deregulation and liberalized trade policy. The portfolio manager relies on both growth- and value-oriented investment disciplines.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class A Shares (%)

Highest Quarter: 2nd Quarter 2009	+31.82%
Lowest Quarter: 3rd Quarter 2008	-24.77%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	9/6/1994	62.92%	17.17%	10.22%
Class A (after taxes on distributions)[1]	9/6/1994	62.92%	15.08%	9.22%
Class A (after taxes on distributions and the sale of Fund Shares)[1]	9/6/1994	40.90%	14.54%	8.83%
Class B (before taxes)	9/6/1994	66.59%	17.51%	10.27%
Class C (before taxes)	9/6/1994	70.59%	17.70%	10.10%
Class I (before taxes)	9/6/1994	73.25%	18.88%	11.20%
MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses, or taxes)		79.02%	15.88%	10.11%

1

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Yi (Jerry) Zhang, PhD, CFA, Portfolio Manager and Director/2006

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Summary

Evergreen Global Large Cap Equity Fund

INVESTMENT GOAL

The Fund seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 40 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 60 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses[1]	2.10%	2.85%	2.85%	1.85%

1

The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.61% for Class A, 2.36% for Class B, 2.36% for Class C and 1.36% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$776	$788	$388	$188	$288	$288
3 Years	$1,195	$1,183	$883	$582	$883	$883
5 Years	$1,639	$1,704	$1,504	$1,001	$1,504	$1,504
10 Years	$2,866	$2,998	$3,176	$2,169	$2,998	$3,176

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in the equity securities of large companies located in the world's major industrialized countries (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World Free Index (MSCI World Free Index) at the time of purchase). Under normal market conditions, the Fund seeks to maintain a dollar-weighted average market capitalization of about $10 billion. As of December 31, 2009, the MSCI World Free Index had a market capitalization range of approximately $606 million to $328 billion. The Fund makes investments in no fewer than three countries, including the U.S., and may invest more than 25% of its assets in any one country. Under normal circumstances, the Fund's allocation between U.S. and foreign securities is within 10% of the U.S. and foreign weightings of the MSCI World Free Index. The Fund's portfolio manager relies on both growth- and value-oriented investment disciplines.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter: 2nd Quarter 2009	+19.47%
Lowest Quarter: 4th Quarter 2008	-20.34%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	6/3/1996	18.60%	0.03%	-2.14%
Class B (before taxes)	6/3/1996	19.89%	0.17%	-2.13%
Class C (before taxes)	6/3/1996	23.87%	0.49%	-2.28%
Class I (before taxes)	11/1/1995	26.10%	1.50%	-1.30%
Class I (after taxes on distributions)[1]	11/1/1995	25.93%	0.71%	-1.78%
Class I (after taxes on distributions and the sale of Fund Shares)[1]	11/1/1995	17.55%	1.56%	-0.99%
MSCI World Free Index (Net) (reflects no deduction for fees, expenses, or taxes)		29.99%	2.01%	-0.24%

1

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	William E. Zieff, Senior Portfolio Manager and Managing Director/2004

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Summary

Evergreen Global Opportunities Fund

INVESTMENT GOAL

The Fund seeks capital growth.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 40 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 60 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[1]	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses[1]	1.73%	2.48%	2.48%	1.48%

1

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$741	$751	$351	$151	$251	$251
3 Years	$1,089	$1,073	$773	$468	$773	$773
5 Years	$1,460	$1,521	$1,321	$808	$1,321	$1,321
10 Years	$2,499	$2,632	$2,816	$1,768	$2,632	$2,816

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities such as common stocks, convertible securities, and preferred stocks. The Fund invests principally in small- to medium-sized companies (i.e., companies with market capitalizations under $8.5 billion at the time of purchase). In selecting equity investments for the Fund, the portfolio managers attempt to identify companies that are well managed, positioned to achieve above average increases in revenue and/or free cash flow and otherwise have strong prospects for continued growth and/or that are undervalued companies relative to an assessment of their intrinsic value. The Fund may also invest in U.S. Government securities and debt securities of foreign governmental entities and of international or supranational agencies or organizations (such as the World Bank) and in time deposits with U.S. and foreign banks. The Fund may hold a portion of its assets in cash and cash equivalents.
The Fund normally holds securities of issuers located in at least three countries (which may include the U.S.). The portfolio managers seek to identify countries where economic, financial, and political factors are favorable to the growth prospects of companies in which the Fund invests. The portfolio managers may invest in certain securities or securities denominated in certain currencies to take advantage of anticipated favorable changes in foreign currency exchange rates. The Fund may invest in companies located in countries with developed or emerging markets.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class A Shares (%)

Highest Quarter: 2nd Quarter 2003	+21.87%
Lowest Quarter: 3rd Quarter 2001	-21.54%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/16/1988	20.07%	4.44%	3.73%
Class A (after taxes on distributions)[1]	3/16/1988	20.32%	3.81%	2.59%
Class A (after taxes on distributions and the sale of Fund Shares)[1]	3/16/1988	13.47%	3.90%	2.74%
Class B (before taxes)	2/1/1993	21.47%	4.59%	3.74%
Class C (before taxes)	2/1/1993	25.43%	4.92%	3.59%
Class I (before taxes)	1/13/1997	27.72%	5.97%	4.60%
S&P Developed SmallCap Index (reflects no deduction for fees, expenses, or taxes)		39.43%	3.29%	5.49%

1

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Managers, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Francis X. Claro, Senior Portfolio Manager and Managing Director/1999 James M. Tringas, Senior Portfolio Manager and Managing Director/2008

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Summary

Evergreen International Bond Fund

INVESTMENT GOAL

The Fund seeks capital growth and current income.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 40 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 60 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.79%	0.79%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$576	$682	$282	$81	$182	$182
3 Years	$790	$863	$563	$252	$563	$563
5 Years	$1,022	$1,170	$970	$439	$970	$970
10 Years	$1,686	$1,908	$2,105	$978	$1,908	$2,105

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Up to 35% of the debt securities in which the Fund invests may be below investment grade (commonly referred to as "high yield" or "junk" bonds). The Fund invests in at least three countries or supranational agencies. No more than 5% of the Fund's assets are invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund's holdings are denominated. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a dollar-weighted average duration of 3 1/2 to 10 years.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. A Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to manage this risk.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter: 2nd Quarter 2002	+11.79%
Lowest Quarter: 3rd Quarter 2008	-5.28%

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	9/30/2003	4.49%	3.42%	7.60%
Class B (before taxes)	9/30/2003	3.95%	3.36%	7.82%
Class C (before taxes)	9/30/2003	7.92%	3.67%	7.65%
Class I (before taxes)	12/15/1993	10.01%	4.71%	8.30%
Class I (after taxes on distributions)[2]	12/15/1993	9.65%	2.92%	6.26%
Class I (after taxes on distributions and the sale of Fund Shares)[2]	12/15/1993	6.52%	2.96%	5.95%
BofA Merrill Lynch Global Broad Market ex US Index (reflects no deduction for fees, expenses, or taxes)[3]		7.80%	4.40%	6.96%

1

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

3	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	First International Advisors, LLC

Peter Wilson, Chief Operating Officer, Senior Portfolio Manager
& Managing Director/1993

Anthony Norris, Chief Investment Officer, Senior Portfolio Manager
& Managing Director/1993

Alex Perrin, Director of Research & Portfolio Manager/ 1993

Michael Lee, Director of Trading & Senior Portfolio Manager/1993

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Summary

Evergreen International Equity Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 40 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 60 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[1]	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses[1]	1.09%	1.84%	1.84%	0.84%

1

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$680	$687	$287	$86	$187	$187
3 Years	$902	$879	$579	$268	$579	$579
5 Years	$1,141	$1,196	$996	$466	$996	$996
10 Years	$1,827	$1,962	$2,159	$1,037	$1,962	$2,159

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers. The Fund normally intends to seek modest income from dividends paid by its equity holdings.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class B Shares (%)

Highest Quarter: 3rd Quarter 2009	+18.23%
Lowest Quarter: 3rd Quarter 2008	-20.78%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	8.74%	0.71%	0.80%
Class B (before taxes)	9/6/1979	9.72%	0.89%	0.83%
Class B (after taxes on distributions)[1]	9/6/1979	9.82%	-0.02%	0.10%
Class B (after taxes on distributions and the sale of Fund Shares)[1]	9/6/1979	6.83%	1.04%	0.72%
Class C (before taxes)	3/6/1998	13.80%	1.19%	0.69%
Class I (before taxes)	3/9/1998	15.77%	2.20%	1.70%
MSCI EAFE Free Index (Net) (reflects no deduction for fees, expenses, or taxes)		31.78%	3.54%	1.17%

1

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Francis X. Claro, Senior Portfolio Manager & Managing Director/1999

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Summary

Evergreen Intrinsic World Equity Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 40 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 60 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.57%	2.32%	2.32%	1.32%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$726	$735	$335	$134	$235	$235
3 Years	$1,042	$1,024	$724	$418	$724	$724
5 Years	$1,381	$1,440	$1,240	$723	$1,240	$1,240
10 Years	$2,335	$2,468	$2,656	$1,590	$2,468	$2,656

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in equity securities, including common and preferred stocks and securities convertible into common or preferred stocks, of companies of any market capitalization located anywhere in the world (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World IndexSM (MSCI World Index) at the time of purchase). As of December 31, 2009, the MSCI World Index had a market capitalization range of approximately $606 million to $328 billion. The Fund invests in the securities of companies located in no fewer than three countries, which may include the U.S., and may invest more than 25% of its assets in any one country. Under normal circumstances, between 30% and 70% of the Fund's portfolio will be allocated to U.S. securities. The Fund may invest in companies located in countries with developed or emerging markets. Up to 20% of the Fund's assets may be held in cash, or invested in cash equivalents and debt instruments of any quality, including below investment grade bonds (commonly referred to as "high-yield" or "junk" bonds). In addition, the Fund may invest in derivatives, including futures, options and swaps.  The portfolio managers will utilize a long-term focus that is intended to take advantage of investment opportunities presented by what the portfolio managers believe are short-term price anomalies in high-quality stocks.  The Fund may be invested in a smaller number of stocks than many other similar mutual funds.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class A Shares (%)1

Highest Quarter: 2nd Quarter 2009	+25.16%
Lowest Quarter: 4th Quarter 2008	-18.80%

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	4/30/1996	25.10%	1.00%	2.03%
Class A (after taxes on distributions)[2]	4/30/1996	25.05%	-0.35%	1.22%
Class A (after taxes on distributions and the sale of Fund Shares)[2]	4/30/1996	16.62%	0.94%	1.74%
Class B (before taxes)	5/18/2007	26.71%	1.56%	2.60%
Class C (before taxes)	5/18/2007	30.76%	1.82%	2.45%
Class I (before taxes)	5/18/2007	33.09%	2.32%	2.70%
MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)		29.99%	2.01%	-0.24%

1

Historical performance shown for Classes B, C and I prior their inception is based on the performance of Class A. Historical performance for Class A prior to 5/21/2007 is based on the performance of the fund's predecessor fund, Atlas Global Growth Fund. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and for the fund's predecessor fund, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

2

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	Metropolitan West Capital Management, LLC

Howard Gleicher, CFA, Chief Executive Officer,
Chief Investment Officer/2007

Gary W. Lisenbee, President/2007

David M. Graham, Senior Vice President and Research Analyst/2007

Jeffrey Peck, Director of Research/2007

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Investment Goals, Strategies and Risks

INVESTMENT GOALS AND STRATEGIES

Evergreen Emerging Markets Growth Fund

INVESTMENT GOAL

The Fund seeks to provide shareholders with long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets. Emerging markets countries include, but are not limited to, South Korea, Brazil, Russia, China, Mexico, Taiwan, South Africa and India. The Fund considers issuers located in emerging markets to be companies organized under the laws of an emerging markets country or having a principal office in an emerging markets country, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market in an emerging markets country. The Fund normally invests in at least six different countries, although it may invest all of its assets in a single country. The Fund may invest in securities across all market capitalizations, seeking investments that offer potential growth opportunities attributable to factors such as political change, economic deregulation and liberalized trade policy. The portfolio manager relies on both growth- and value-oriented investment disciplines. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks securities that are trading at prices below their stated or replacement value, are out of favor in the marketplace or are going through a change of significance that may unlock their price discount, thus affording the opportunity for above average price appreciation.

Evergreen Global Large Cap Equity Fund

INVESTMENT GOAL

The Fund seeks to provide shareholders with long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in the equity securities of large companies located in the world's major industrialized countries (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World Free Index (MSCI World Free Index) at the time of purchase). As of December 31, 2009, the MSCI World Free Index had a market capitalization range of approximately $606 million to $328 billion. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average market capitalization of about $10 billion. The Fund makes investments in no fewer than three countries, including the U.S., and may invest more than 25% of its assets in any one country. Under normal circumstances, the Fund's allocation between U.S. and foreign securities is within 10% of the U.S. and foreign weightings of the MSCI World Free Index. The Fund considers foreign securities to be securities of companies organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. The Fund's portfolio manager pursues both growth- and value-oriented disciplines. Growth-oriented stocks are stocks of companies that the Fund's portfolio manager believes have attractive growth prospects, which may be identified by measures such as expected earnings growth and improvement in earnings outlook. Value-oriented stocks are stocks of companies that the Fund's portfolio manager believes have attractive valuation characteristics, which may be identified by measures such as price-to-earnings and return-on-capital.

Evergreen Global Opportunities Fund

INVESTMENT GOAL

The Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its assets in equity securities such as common stocks, convertible securities, and preferred stocks. The Fund invests principally in small- to medium-sized companies (i.e., companies with market capitalizations under $8.5 billion at the time of purchase). In selecting equity investments for the Fund, the portfolio managers attempt to identify companies that are well managed, positioned to achieve above average increases in revenue and/or free cash flow and otherwise have strong prospects for continued growth and/or that are undervalued companies relative to an assessment of their intrinsic value. The Fund may also invest in U.S. Government securities and debt securities of foreign governmental entities and of international or supranational agencies or organizations (such as the World Bank) and in time deposits with U.S. and foreign banks. The Fund may hold a portion of its assets in cash and cash equivalents.

The Fund normally holds securities of issuers located in at least three countries (which may include the U.S.). The Fund considers issuers located in non-U.S. countries to be companies organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. The portfolio managers seek to identify countries where economic, financial, and political factors are favorable to the growth prospects of companies in which the Fund invests. The portfolio managers may invest in certain securities or securities denominated in certain currencies to take advantage of anticipated favorable changes in foreign currency exchange rates. The Fund may invest in companies located in countries with developed or emerging markets.

Evergreen International Bond Fund

INVESTMENT GOAL

The Fund seeks capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Fund considers international entities to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. Up to 35% of the debt securities in which the Fund invests may be below investment grade (commonly referred to as "high yield" or "junk" bonds). Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it is deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. The Fund invests in at least three countries or supranational agencies. No more than 5% of the Fund's assets are invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund's holdings are denominated. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a dollar-weighted average duration of 3 1/2 to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment.

The Fund's country selection and currency decisions are based on the portfolio managers' own fundamental research and advanced analytical systems. The portfolio managers use proprietary models and systems to assess areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, the portfolio managers consider multiple possible scenarios to create what the portfolio managers believe is the optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an overweight, or underweight, of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro 'top-down' models are used in conjunction with our investment experience and our 'bottom-up' security selection process.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions and the Fund's investment strategy generally is included under "Additional Information on Securities, Investment Practices and Risks" in the "Fund Policies, Securities, Practices and Risks" section of the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager(s), the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

Evergreen International Equity Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund considers non-U.S. companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

Evergreen Intrinsic World Equity Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities, including common and preferred stocks and securities convertible into common or preferred stocks, of companies of any market capitalization located anywhere in the world (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World IndexSM (MSCI World Index) at the time of purchase). As of December 31, 2009, the MSCI World Index had a market capitalization range of approximately $606 million to $328 billion. The Fund invests in the securities of companies located in no fewer than three countries, which may include the U.S., and may invest more than 25% of its assets in any one country. Under normal circumstances, between 30% and 70% of the Fund's portfolio will be allocated to U.S. securities. The Fund considers non-U.S. securities to be securities of companies organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. The Fund may invest in companies located in countries with developed or emerging markets. Up to 20% of the Fund's assets may be held in cash, or invested in cash equivalents and debt instruments of any quality, including below investment grade bonds (commonly referred to as "high yield" or "junk" bonds). In addition, the Fund may invest in derivatives, including futures, options and swaps.

The portfolio managers utilize a long-term focus that is intended to take advantage of investment opportunities presented by what the portfolio managers believe are short-term price anomalies in high-quality stocks. The Fund's portfolio managers generally seek to invest in companies with established operating histories, financial strength and management expertise, among other factors. The portfolio managers seek equity securities that are trading at a discount to what the portfolio managers believe are their estimated intrinsic values. Fundamental research is performed to identify securities for the portfolio with one or more catalysts present that the portfolio managers believe will unlock the intrinsic value of the securities. These catalysts may include productive use of strong free cash flow, productivity gains, positive change in management or control, innovative or competitively superior products, increasing shareholder focus, or resolution of ancillary problems or misperceptions. The Fund may be invested in a smaller number of stocks than many other similar mutual funds.

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary." For a list of the principal risks that apply to a particular Fund, please refer to that Fund's summary page.

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are subject to greater credit risk and are less likely to be re-paid than are more highly rated instruments, such as investment grade bonds. Below investment grade bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually issued by companies or entities of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated bonds usually have a more limited market than higher-rated bonds, which may at times make it difficult to buy or sell them or to establish their fair value. They may also be or become illiquid.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer or counterparty defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk is heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Derivatives Risk. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Emerging Markets Risk.  In addition to the risks normally associated with foreign investing, a Fund may be subject to the risks more specifically associated with investing in emerging markets. An "emerging market" is any market where sovereign-issued bonds, whether in local or hard currency, are not investment grade or whose local currency markets are not currently tradable. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to other stocks, and if earnings growth expectations decline, their stock prices may fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Stock Market Risk. Your investment in a Fund is affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly in periods of anticipated economic downturn.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies:

  Convertible Securities. International Equity Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior obligations.

  Debt Securities/Fixed Income Securities. Although not a principal investment strategy of the Funds, Emerging Markets Growth Fund may invest in investment-grade debt securities and International Bond Fund may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. Government entities or U.S. corporations. Investments in debt securities and fixed income securities may subject the Funds, and therefore the value of the Funds' shares, to Interest Rate Risk and Credit Risk. For a discussion of Interest Rate Risk and Credit Risk, see the section entitled "Principal Risks."

  Derivatives. A Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Foreign Currency Transactions. The Funds invest in foreign securities, which are typically denominated in foreign currencies. As a result, the value of the Funds' shares will be affected by changes in currency exchange rates. To manage this risk, the Funds may enter into currency futures contracts and forward currency exchange contracts. For Emerging Markets Growth Fund, Global Large Cap Equity Fund, Global Opportunities Fund, International Equity Fund and Intrinsic World Equity Fund, forward foreign currency transactions and "proxy hedging" transactions may represent up to 25% of each Fund's assets. A Fund which uses this kind of investment strategy is subject to "Foreign Currency Transaction Risk" discussed in the section entitled "Principal Risks."

  Foreign Mortgage- and Asset-backed Securities and/or Foreign Bank Obligations. Although not a principal investment strategy, International Bond Fund may invest up to 20% of its assets in foreign mortgage- and asset-backed securities and/or foreign bank obligations. Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

  Real Estate Investment Trusts (REITs). Although not principal investment strategies, Emerging Markets Growth Fund, Global Large Cap Equity Fund, Global Opportunities Fund and International Equity Fund may each invest up to 10% of its assets in REITs or their foreign equivalents. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT's returns to the Fund or the value of the Fund's investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.

  Sell Strategy. A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate. There is no assurance that a Fund will sell an investment prior to a decline in its value or that a Fund will be able to sell an investment when a portfolio manager wishes to do so.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's  SAI.

ADDITIONAL INFORMATION ON EXPENSES

Expenses. The information shown in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses" is calculated as of a Fund's most recent fiscal year. If a Fund experiences a decline in average net assets due to market volatility or other factors, the Fund's current expense ratios may be higher than those shown in the table.

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $72 billion in assets for the Evergreen funds as of 12/31/2009. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a U.S. bank holding company.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid
Evergreen Fund	As a % of average daily net assets
Emerging Markets Growth Fund	1.22%
Global Large Cap Equity Fund	0.38%
Global Opportunities Fund	0.89%
International Bond Fund	0.49%
International Equity Fund	0.45%
Intrinsic World Equity Fund	0.62%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended October 31st.

SUB-ADVISOR(S)

First International Advisers, LLC (FIA) is a sub-advisor to International Bond Fund. FIA managed approximately $5.8 billion in assets for the Evergreen funds as of 12/31/2009. FIA, located at One Plantation Place, 30 Fenchurch Street, London EC3M 3BD, is an affiliate of EIMC and a majority-owned subsidiary of Wells Fargo.

EIMC pays a portion of its advisory fee to FIA for its services. There is no additional charge to the Fund for the services provided by FIA.

Metropolitan West Capital Management, LLC (MetWest Capital), a subsidiary of Wells Fargo and an affiliate of EIMC, is the sub-advisor to Intrinsic World Equity Fund. As sub-advisor, MetWest Capital manages the Fund's investments on a day-to-day basis. MetWest Capital has been managing investment portfolios since 1997 and managed approximately $13 billion in assets as of 12/31/2009. MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

EIMC pays a portion of its advisory fee to MetWest Capital for its services. There is no additional charge to the Fund for the services provided by MetWest Capital.

PORTFOLIO MANAGER(S)

Emerging Markets Growth Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Yi (Jerry) Zhang, PhD, CFA/2006	Portfolio Manager	EIMC or predecessor 2004-Present	Portfolio Manager & Director

Global Large Cap Equity Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2004	Portfolio Manager	EIMC or predecessor 2000-Present	Senior Portfolio Manager & Managing Director

Global Opportunities Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Francis X. Claro/1999	Portfolio Manager	EIMC or predecessor 1994-Present	Senior Portfolio Manager & Managing Director
James M. Tringas, CFA/2008	Portfolio Manager	EIMC or predecessor 1994-Present	Senior Portfolio Manager & Managing Director

International Bond Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Peter Wilson/1993	Portfolio Manager	FIA 1989-Present	Chief Operating Officer, Senior Portfolio Manager & Managing Director
Anthony Norris/1993	Portfolio Manager	FIA 1990-Present	Chief Investment Officer, Senior Portfolio Manager & Managing Director
Alex Perrin/1993	Portfolio Manager	FIA 1992-Present	Director of Research & Portfolio Manager
Michael Lee/1993	Portfolio Manager	FIA 1992-Present	Director of Trading & Senior Portfolio Manager

International Equity Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Francis X. Claro/1999	Portfolio Manager	EIMC or predecessor 1994-Present	Senior Portfolio Manager & Managing Director

Intrinsic World Equity Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Howard Gleicher, CFA/2007	Lead Portfolio Manager	MetWest Capital 1997-Present	Chief Executive Officer, Chief Investment Officer
Gary W. Lisenbee/2007	Portfolio Manager	MetWest Capital 1997-Present	President
David M. Graham/2007	Portfolio Manager	MetWest Capital 2000-Present	Senior Vice President and Research Analyst
Jeffrey Peck/2007	Portfolio Manager	MetWest Capital, 2004-Present Previously with Janney Montgomery Scott, 2002-2004	Director of Research Director/Research

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and compensation structure.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Wells Fargo Funds Distributor, LLC ("WFFD"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Fund's principal underwriter. Certain of the Evergreen funds pay WFFD fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI. WFFD is located at 525 Market Street, San Francisco, California, 94105. WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds®.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent with respect to a portion of a Fund's securities and is compensated for its services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wells Fargo Advisers, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs, Turnover and Holdings."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's net asset value ("NAV") being overstated during the period; second, that Evergreen acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen Funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc., Evergreen's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, Evergreen has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. Evergreen neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and Evergreen Investment Services, Inc., the Evergreen funds' former distributor, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value ("NAV"), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the New York Stock Exchange closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Debt securities of sufficient credit quality that mature in 60 days or less from acquisition date and all securities held by Evergreen money market funds are generally valued at amortized cost.

Because certain securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the New York Stock Exchange is closed), the value of securities the Fund holds may change on days when shareholders are not able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund uses a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued varies based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In these instances, a Fund may fair value foreign securities.

  Debt securities with more than 60 days to maturity. A Fund generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, which typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

SALES CHARGE BY CLASS

Each share class has its own sales charge and fee structure. For additional information regarding sales charges and fees, see "Purchase and Redemption of Shares" and "Principal Underwriter" in the SAI. Pay particularly close attention to the fee structure of each class to ensure that you invest in the appropriate share class for your investment needs and so that you know how much you will be paying before you invest. There are several ways in which you may be able to reduce or eliminate sales charges. Please see "Sales Charge Reduction" for more details.

Summary of Share Classes
	Class A	Class B	Class C	Class I
Front-End Sales Charge	Up to 5.75%, depending on amount invested	None	None	None
Contingent Deferred Sales Charge	None, except 1% on redemptions on purchases of $1,000,000 or more sold within 18 months of purchase	Up to 5% if you sell your shares - charge is reduced over time and not charged after six years	Up to 1% if you sell your shares within one year of purchase	None
12b-1 Fees	Currently up to 0.25% of average daily net assets	Up to 1% of average daily net assets	Up to 1% of average daily net assets	None
Annual Expenses	Lower than Class B or Class C shares; Higher than Class I shares	Higher than Class A and Class I shares; Same as Class C shares; Class B shares convert to Class A shares after eight years	Higher than Class A and Class I shares; Same as Class B shares	Lower than Class A, Class B and Class C shares

International Bond Fund only:

Summary of Share Classes
	Class A	Class B	Class C	Class I
Front-End Sales Charge	Up to 4.75%, depending on amount invested	None	None	None
Contingent Deferred Sales Charge	None, except 1% on redemptions on purchases of $1,000,000 or more sold within 18 months of purchase	Up to 5% if you sell your shares - charge is reduced over time and not charged after six years	Up to 1% if you sell your shares within one year of purchase	None
12b-1 Fees	Currently up to 0.25% of average daily net assets	Up to 1% of average daily net assets	Up to 1% of average daily net assets	None
Annual Expenses	Lower than Class B shares or Class C shares; Higher than Class I shares	Higher than Class A and Class I shares; Same as Class C shares; Class B shares convert to Class A shares after eight years	Higher than Class A and Class I shares; Same as Class B shares	Lower than Class A, Class B and Class C shares

  12b-1 Fees. To compensate WFFD for the service it provides and for the expenses it bears in connection with the distribution of Fund shares, certain classes of the Evergreen funds make payments to WFFD from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads.

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" for more details). In addition, Class A shares are subject to ongoing 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.

International Bond Fund only:

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge."

  Class B. Class B shares of a Fund are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund's dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class B Contingent Deferred Sales Charge
Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%

1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

  Class C. If you select Class C shares, you do not pay a front-end sales charge, but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. Depending on your investment timeframe, the combined contingent deferred sales charge and 12b-1 fees may result in higher costs than if you had purchased Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%

1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

Calculating the Contingent Deferred Sales Charge
The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) your original cost for such shares. Upon request for redemption, the Fund will first seek to sell shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to minimize your contingent deferred sales charge. The contingent deferred sales charge on any redemption is, to the extent permitted by Financial Industry Regulatory Authority (FINRA), paid to WFFD or its predecessor. Please see "Purchase and Redemption of Shares" in the SAI for more information.

  Class I. The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Buying and Selling Fund Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Additional Compensation to Financial Services Firms. EIMC or WFFD has entered into revenue sharing arrangements under which EIMC or WFFD, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or WFFD's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, WFFD or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or WFFD and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

SALES CHARGE REDUCTION

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

Summary of Sales Charge Reductions
Programs Available (X)	Class A	Class B	Class C
Right of Accumulation	X	Balances may apply to reduce sales charge on Class A purchases	Balances may apply to reduce sales charge on Class A purchases
Letter of Intent	X	N/A	N/A
Combined Purchases	X	N/A	Concurrent purchases may apply to reduce sales charge on Class A purchases
NAV Privileges (e.g., Retirement Plans, Wrap Accounts, etc.)	X	N/A	N/A
CDSC Waiver	X (on purchases of $1M or more)	X	X

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts held by you or your immediate family members, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. To determine who qualifies as an immediate family member, please see the section entitled "Immediate Family Members" at the end of this section.

Class A Front-End Sales Charge Reduction

  Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge applicable to your current Class A purchase. Only balances currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same firm through which you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge. You may include investments held by the members of your immediate family (please see the section entitled "Immediate Family Members" at the end of this section), including the value of Evergreen fund investments held by you or them in individual retirement plans, such as individual retirement accounts (IRAs) and trust accounts where either you or your immediate family member is the grantor of the trust, provided such balances are also currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through which you are making your current purchase. The value of Evergreen funds investments held in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, will not be added to your current purchase for purposes of determining your Class A sales charge.

  Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13 month period. Purchases made within the previous 90 days are eligible to be included in the total amount. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met. If your commitment is not met, a portion of your investment will be redeemed to satisfy the higher front-end sales charge applicable to the amount actually purchased.

  Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A and/or Class C shares in multiple Evergreen funds at the same time, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid. The combined dollar amount invested in Class A and/or Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge.

  NAV Purchases. Class A shares may be sold at NAV (without a front-end sales charge and generally without a contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wells Fargo and its affiliates, and members of each such individual's immediate family.

  Employees of broker-dealer firms that have entered into dealer agreements with WFFD, and members of each such individual's immediate family.

  Employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. In connection with purchases by such plans, WFFD will pay the applicable investment firm a commission that corresponds to the commission rate that applies at the first breakpoint where no sales charge is incurred, as set forth in the Class A table of the previous section entitled "Sales Charge by Class." If the total value of the plan's assets in the Fund exceeds this first breakpoint, the commission paid will correspond to the rate that applies at the appropriate breakpoint based on the value of the plan's holdings. Please note that certain redemptions may not qualify for a waiver of contingent deferred sales charges. See the following section entitled "Waivers of Contingent Deferred Sales Charge."

  Institutional investors (which may include bank trust departments and registered investment advisors).

  Wrap, or separately managed, accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen.

Waivers of Contingent Deferred Sales Charge

  You will not be assessed a contingent deferred sales charge for Class A (if applicable), Class B or Class C shares if you sell shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.

  Death of a shareholder named on the relevant account, provided the redemption is made immediately upon registering the account in another name or changing the account registration to remove the decedent's name.

  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities). In order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability.

  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.

  Shares in an account that has been closed because it falls below the minimum initial purchase amount.

  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.

  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70 1/2 years old.

  Loan proceeds and financial hardship distributions from a retirement plan.

  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  A redemption by an individual participant in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

You can also find information relating to sales charges and sales charge reduction and elimination programs at EvergreenInvestments.com, as well as in the section entitled "Purchase and Redemption of Shares" in the SAI.

Immediate Family Members
Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  a domestic partner, who is an individual (including one of the same gender) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and

  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

Account Minimums
	Minimum Initial Purchase of Classes A, B and C shares1,[2]	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,0003,4,[5]	$1,000,0003,6,[7]	None
IRAs	$1,0003,[4]	N/A6	None
Systematic Investment Plan	$500[4]	N/A6	$50 (for Classes A and C)[6]

1	The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.
2

Class B shares of all Evergreen funds are closed to new accounts and additional purchases by existing shareholders but remain available through exchange transactions or the dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise to modify this policy at any time.

3	The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.
4

The minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to below.

5

The minimum initial purchase amount for Class A shares may be waived for employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans as well as for fee-based mutual fund wrap programs.

6

The minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, or (iv) investment advisory clients of EIMC (or its advisory affiliates). Each of the aforementioned classes of investors may invest in Class I shares at the minimum investment amounts for Class A and C shares described above.

7

The minimum initial purchase amount does not apply to the following two types of investors: (i) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans with total plan assets of more than $1 million and (ii) fee-based mutual fund wrap accounts. In addition, EIMC or the Board of Trustees may waive, in their discretion, the minimum initial purchase amount under other circumstances.

  Small Account Fee. The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

RETIREMENT PLANS

You may invest in a Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative. See "Additional Shareholder Services" for information on the Exchange Privilege, Payroll Deduction, Systematic Investment Plan (SIP), and Systematic Withdrawal Plan (SWP).

Requests in "Good Order"
All purchase, exchange and redemption requests must be received in "good order." This means that the request must include:

  The Fund name and account number;

  The amount (in dollars or shares) and type (purchase or sale) of the request;

  Signature(s) of the registered owner(s);

  If required, a Medallion signature guarantee (see "Redemption Requests That Require a Signature Guarantee"); and

  Any supporting legal documentation that may be required.

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer before the Fund's closing time (usually 4:00 p.m. ET on market trading days) will be processed at the NAV calculated that day.[1]

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer at or after the Fund's closing time will be processed at the next NAV calculated.[1]

The Evergreen funds reserve the right to reject any purchase or exchange order and to terminate a shareholder's investment or exchange privileges.

1

The Fund's shares may be made available through financial services firms which are also investment dealers and which have a service agreement with WFFD. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial services firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to certain unusual circumstances.

Opening an Account
By Mail or through an Investment Professional	Step 1	Complete and sign an account application. You can download an account application from EvergreenInvestments.com.
	Step 2	Instruct your bank to wire or transfer your purchase (they may charge a wire fee) or make a check payable to "Evergreen Investments" in the amount of your investment.
	Step 3	Mail all applicable documents to the address below, or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with WFFD):
		Postal Service Address: Evergreen Investments P.O. Box 8400 Boston, MA 02266-8400	Overnight Address: Evergreen Investments 30 Dan Road Canton, MA 02021-2809

Adding to an Account
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Steps 2 and 3 under "Opening an Account" above.
By Phone	Step 1	Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.
	Step 2	Either instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee) or, if your bank account is on file with WFFD, contact Evergreen to request an electronic transfer through the Automated Clearing House (ACH), so that you may avoid paying wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

Selling Fund Shares
To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions. For all other accounts, you may redeem shares as follows:
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Step 3 under "Opening an Account" above.
By Phone[1]		Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.

1

The telephone redemption service must be authorized ahead of time. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however, we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. If you have recently purchased shares by check or ACH transfer and the Fund has not yet collected payment for the shares you are redeeming, we may delay paying out the proceeds on your redemption until payment has been collected, which may take up to seven business days. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen Investments. The following circumstances require a Medallion signature guarantee:

  You are redeeming more than $50,000.

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

  The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation may be required:
corporate accounts: certified copy of corporate resolution
fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

ADDITIONAL SHAREHOLDER SERVICES

Evergreen Express Line
1.800.346.3858
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or return; or order a statement or duplicate tax form.

For more information about these services, visit EvergreenInvestments.com.

  Exchange Privilege. You can easily exchange shares between Evergreen funds by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting EvergreenInvestments.com.

Exchanges must:

  meet the minimum initial purchase amount of the Fund into which you are exchanging; and

  be within the same class and under the same registration.

There is no sales charge when exchanging shares within the Evergreen funds family, except for exchanges from Class A shares of an Evergreen money market fund that have not been subject to a previous sales charge.

The telephone exchange service must be authorized ahead of time. Once you have authorized this service, anyone with a PIN or the required account information (including your investment professional) can request a telephone exchange in your account.

  Payroll Deduction (Classes A and C only). If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. Your payroll department will let you know the date of the pay period when your investment begins.

  Systematic Investment Plan (SIP). You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis. To enroll when opening an account, check off the box on the account application and provide: (i) your bank account information and (ii) the amount and date of your monthly or quarterly investment. To establish automatic investing for an existing account, call 1.800.343.2898 for an application. The minimum investment is $50 per month, quarter or year.

  Systematic Withdrawal Plan (SWP). You can transfer money automatically from your Fund account on a monthly or quarterly basis. The withdrawal can be mailed to you or deposited directly into your bank account. The minimum amount required to be withdrawn monthly, quarterly or annually is $75. To enroll, call 1.800.343.2898 for instructions. Enrolling in the SWP may subject you to a Small Account Fee if your account balance drops below $1,000.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Emerging Markets Growth Fund	Annually
Global Large Cap Equity Fund	Annually
Global Opportunities Fund	Annually
International Bond Fund	Quarterly
International Equity Fund	Annually
Intrinsic World Equity Fund	Annually

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.343.2898 to change preferences. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, for taxable years beginning before January 1, 2011, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at rates applicable to long-term capital gains (that have been temporarily reduced in the case of individuals to no higher than 15%), provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder's Fund shares, respectively. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In addition, in order for dividends received by the Fund from a foreign corporation to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will be taxed at the applicable long-term capital gains rates, which for individuals have been temporarily reduced to no higher than 15% for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. In addition, with respect to investors who hold shares of an Evergreen Municipal Bond Fund or an Evergreen Municipal Money Market Fund, exempt-interest dividends are reported on Form 1099 INT. You must report these on your tax return. You could pay a penalty if you neglect to report them. You will not be provided with the above mentioned forms if you are exempt from certain reporting requirements. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com/tax. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TRADING COSTS, TURNOVER AND HOLDINGS

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Portfolio Trading Costs
Evergreen Emerging Markets Growth Fund
Total shares traded[1]	88,035,530
Total dollars traded[1]	$278,097,354
Average commission per share	$0.01
Commission per share range	$0.00 - $2.84
Total commissions paid	$506,434
Total commissions as a percentage of average net assets	0.12%
Commissions paid per $1,000 invested	$1.17

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen Global Large Cap Equity Fund
Total shares traded[1]	3,051,014
Total dollars traded[1]	$36,114,204
Average commission per share	$0.01
Commission per share range	$0.00 - $1.70
Total commissions paid	$18,386
Total commissions as a percentage of average net assets	0.03%
Commissions paid per $1,000 invested	$0.30

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen Global Opportunities Fund
Total shares traded[1]	167,558,216
Total dollars traded[1]	$368,854,499
Average commission per share	$0.01
Commission per share range	$0.00 - $0.03
Total commissions paid	$1,503,875
Total commissions as a percentage of average net assets	0.50%
Commissions paid per $1,000 invested	$4.95

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen International Equity Fund
Total shares traded[1]	254,728,164
Total dollars traded[1]	$4,156,728,969
Average commission per share	$0.02
Commission per share range	$0.00 - $1.62
Total commissions paid	$4,708,200
Total commissions as a percentage of average net assets	0.48%
Commissions paid per $1,000 invested	$4.75

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen Intrinsic World Equity Fund
Total shares traded[1]	5,222,208
Total dollars traded[1]	$49,959,342
Average commission per share	$0.01
Commission per share range	$0.00 - $0.20
Total commissions paid	$74,059
Total commissions as a percentage of average net assets	0.08%
Commissions paid per $1,000 invested	$0.78

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It could also result in a Fund realizing greater net short-term or long-term capital gains, distributions of which are taxable to shareholders at ordinary income or long-term capital gains rates, respectively, except to shareholders holding Fund shares in tax-deferred arrangements, such as a 401(k) plan or an individual retirement account. Portfolio turnover rates can be found in the "Financial Highlights" section.

Portfolio Holdings. A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's SAI in the section entitled "Fund Policies, Securities, Practices and Risks."

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Emerging Markets Growth Fund

	Year Ended October 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.90	$30.53	$21.97	$16.48	$12.60
Income from investment operations
Net investment income	0.04	0.16	0.19	0.14[1]	0.11[1]
Net realized and unrealized gains or losses on investments	5.98	(14.22)	12.04	7.01	3.77
Total from investment operations	6.02	(14.06)	12.23	7.15	3.88
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.17)	(0.13)	0
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0
Total distributions to shareholders	(1.93)	(3.57)	(3.67)	(1.66)	0
Net asset value, end of period	$16.99	$12.90	$30.53	$21.97	$16.48
Total return[2]	57.88%	(51.64)%	63.88%	47.34%	30.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$357,354	$128,714	$305,698	$102,687	$37,108
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.03%	1.84%	1.87%	2.02%	1.96%
Expenses excluding waivers/reimbursements and expense reductions	2.04%	1.88%	1.90%	2.06%	2.05%
Net investment income	0.29%	0.69%	0.72%	0.72%	0.73%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

Emerging Markets Growth Fund

	Year Ended October 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.51	$27.69	$20.34	$15.38	$11.84
Income from investment operations
Net investment income (loss)	(0.03)	(0.01)	(0.01)[1]	0.01[1]	0.01[1]
Net realized and unrealized gains or losses on investments	5.20	(12.74)	11.00	6.51	3.53
Total from investment operations	5.17	(12.75)	10.99	6.52	3.54
Distributions to shareholders from
Net investment income	0	(0.01)	(0.14)	(0.03)	0
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0
Total distributions to shareholders	(1.81)	(3.43)	(3.64)	(1.56)	0
Net asset value, end of period	$14.87	$11.51	$27.69	$20.34	$15.38
Total return[2]	56.75%	(51.99)%	62.68%	46.29%	29.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$25,499	$17,949	$42,477	$18,243	$6,810
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.79%	2.59%	2.60%	2.72%	2.66%
Expenses excluding waivers/reimbursements and expense reductions	2.80%	2.61%	2.61%	2.76%	2.75%
Net investment income (loss)	(0.43)%	(0.08)%	(0.05)%	0.06%	0.08%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

Emerging Markets Growth Fund

	Year Ended October 31,
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.44	$27.57	$20.27	$15.35	$11.82
Income from investment operations
Net investment income (loss)	(0.05)[1]	(0.02)	0[1]	0.01[1]	0[1]
Net realized and unrealized gains or losses on investments	5.19	(12.66)	10.94	6.49	3.53
Total from investment operations	5.14	(12.68)	10.94	6.50	3.53
Distributions to shareholders from
Net investment income	0	(0.03)	(0.14)	(0.05)	0
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0
Total distributions to shareholders	(1.81)	(3.45)	(3.64)	(1.58)	0
Net asset value, end of period	$14.77	$11.44	$27.57	$20.27	$15.35
Total return[2]	56.84%	(52.01)%	62.64%	46.29%	29.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$121,216	$56,839	$134,342	$44,439	$10,283
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.78%	2.59%	2.59%	2.72%	2.66%
Expenses excluding waivers/reimbursements and expense reductions	2.79%	2.61%	2.60%	2.76%	2.75%
Net investment income (loss)	(0.46)%	(0.07)%	0.01%	0.04%	0.03%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.42	$31.59	$22.59	$16.90	$12.90
Income from investment operations
Net investment income	0.08	0.22	0.20	0.19	0.17[1]
Net realized and unrealized gains or losses on investments	6.25	(14.77)	12.48	7.22	3.84
Total from investment operations	6.33	(14.55)	12.68	7.41	4.01
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.18)	(0.19)	(0.01)
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0
Total distributions to shareholders	(2.00)	(3.62)	(3.68)	(1.72)	(0.01)
Net asset value, end of period	$17.75	$13.42	$31.59	$22.59	$16.90
Total return	58.34%	(51.51)%	64.23%	47.81%	31.12%
Ratios and supplemental data
Net assets, end of period (thousands)	$178,856	$141,996	$364,958	$313,391	$324,654
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.59%	1.61%	1.71%	1.66%
Expenses excluding waivers/reimbursements and expense reductions	1.80%	1.61%	1.62%	1.75%	1.75%
Net investment income	0.54%	0.89%	0.84%	0.95%	1.08%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.

Global Large Cap Equity Fund

	Year Ended October 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.44	$21.46	$19.18	$16.07	$14.31
Income from investment operations
Net investment income	0.16[1]	0.21	0.19[1]	0.13[1]	0.08[1]
Net realized and unrealized gains or losses on investments	1.43	(8.15)	3.57	3.10	1.68
Total from investment operations	1.59	(7.94)	3.76	3.23	1.76
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.13)	(0.12)	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0
Total distributions to shareholders	(0.46)	(3.08)	(1.48)	(0.12)	0
Net asset value, end of period	$11.57	$10.44	$21.46	$19.18	$16.07
Total return[2]	16.38%	(42.61)%	20.89%	20.23%	12.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$54,794	$53,600	$110,031	$100,122	$95,782
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.61%	1.61%	1.64%	1.83%	1.84%
Expenses excluding waivers/reimbursements and expense reductions	2.10%	1.85%	1.82%	1.92%	1.96%
Net investment income	1.67%	1.45%	0.97%	0.73%	0.54%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.60	$19.91	$17.90	$14.99	$13.44
Income from investment operations
Net investment income (loss)	0.09[1]	0.09[1]	0.04[1]	0[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	1.33	(7.53)	3.32	2.91	1.57
Total from investment operations	1.42	(7.44)	3.36	2.91	1.55
Distributions to shareholders from
Net investment income	(0.02)	0	0	0	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0
Total distributions to shareholders	(0.29)	(2.87)	(1.35)	0	0
Net asset value, end of period	$10.73	$9.60	$19.91	$17.90	$14.99
Total return[2]	15.61%	(43.06)%	20.00%	19.41%	11.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,285	$3,038	$9,384	$16,703	$24,803
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.36%	2.36%	2.53%	2.54%
Expenses excluding waivers/reimbursements and expense reductions	2.85%	2.58%	2.52%	2.62%	2.66%
Net investment income (loss)	1.00%	0.64%	0.23%	(0.01)%	(0.16)%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

Global Large Cap Equity Fund

	Year Ended October 31,
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.54	$19.87	$17.86	$14.96	$13.42
Income from investment operations
Net investment income (loss)	0.08[1]	0.10	0.05[1]	0[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	1.32	(7.49)	3.31	2.90	1.56
Total from investment operations	1.40	(7.39)	3.36	2.90	1.54
Distributions to shareholders from
Net investment income	(0.06)	(0.07)	0	0	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0
Total distributions to shareholders	(0.33)	(2.94)	(1.35)	0	0
Net asset value, end of period	$10.61	$9.54	$19.87	$17.86	$14.96
Total return[2]	15.63%	(43.05)%	20.04%	19.39%	11.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$8,134	$8,478	$17,676	$17,484	$19,125
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.36%	2.36%	2.53%	2.54%
Expenses excluding waivers/reimbursements and expense reductions	2.85%	2.58%	2.52%	2.62%	2.66%
Net investment income (loss)	0.93%	0.69%	0.25%	0.01%	(0.16)%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.78	$22.09	$19.70	$16.51	$14.66
Income from investment operations
Net investment income	0.19[1]	0.27[1]	0.26[1]	0.18[1]	0.13[1]
Net realized and unrealized gains or losses on investments	1.49	(8.44)	3.67	3.19	1.72
Total from investment operations	1.68	(8.17)	3.93	3.37	1.85
Distributions to shareholders from
Net investment income	(0.24)	(0.27)	(0.19)	(0.18)	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0
Total distributions to shareholders	(0.51)	(3.14)	(1.54)	(0.18)	0
Net asset value, end of period	$11.95	$10.78	$22.09	$19.70	$16.51
Total return	16.69%	(42.49)%	21.26%	20.57%	12.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,099	$1,097	$2,897	$3,112	$3,424
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.36%	1.36%	1.53%	1.54%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.58%	1.52%	1.62%	1.66%
Net investment income	1.90%	1.66%	1.27%	1.02%	0.83%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.

Global Opportunities Fund

	Year Ended October 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$21.20	$40.22	$32.61	$27.86	$22.21
Income from investment operations
Net investment income (loss)	0.10[1]	0.04[1]	(0.03)[1]	(0.02)[1]	(0.18)[1]
Net realized and unrealized gains or losses on investments	3.74	(16.97)	10.16	7.02	5.83
Total from investment operations	3.84	(16.93)	10.13	7.00	5.65
Distributions to shareholders from
Net investment income	(0.08)	0	(0.04)	0	0
Net realized gains	0	(2.09)	(2.48)	(2.25)	0
Total distributions to shareholders	(0.08)	(2.09)	(2.52)	(2.25)	0
Net asset value, end of period	$24.96	$21.20	$40.22	$32.61	$27.86
Total return[2]	18.22%	(44.14)%	33.21%	26.78%	25.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$197,721	$214,883	$474,252	$259,898	$139,975
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.72%	1.52%	1.53%	1.67%	1.78%
Expenses excluding waivers/reimbursements and expense reductions	1.72%	1.54%	1.55%	1.67%	1.78%
Net investment income (loss)	0.45%	0.13%	(0.08)%	(0.05)%	(0.68)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.34	$33.54	$27.73	$24.16	$19.40
Income from investment operations
Net investment loss	(0.05)[1]	(0.16)[1]	(0.24)	(0.20)[1]	(0.31)[1]
Net realized and unrealized gains or losses on investments	3.04	(13.95)	8.53	6.02	5.07
Total from investment operations	2.99	(14.11)	8.29	5.82	4.76
Distributions to shareholders from
Net realized gains	0	(2.09)	(2.48)	(2.25)	0
Net asset value, end of period	$20.33	$17.34	$33.54	$27.73	$24.16
Total return[2]	17.30%	(44.54)%	32.28%	25.92%	24.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,934	$39,980	$87,408	$53,681	$32,136
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.47%	2.27%	2.25%	2.36%	2.48%
Expenses excluding waivers/reimbursements and expense reductions	2.47%	2.27%	2.25%	2.36%	2.48%
Net investment loss	(0.30)%	(0.62)%	(0.82)%	(0.75)%	(1.38)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

Global Opportunities Fund

	Year Ended October 31,
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.44	$33.72	$27.86	$24.27	$19.48
Income from investment operations
Net investment loss	(0.05)[1]	(0.16) [1]	(0.24)[1]	(0.19)[1]	(0.31)[1]
Net realized and unrealized gains or losses on investments	3.05	(14.03)	8.58	6.03	5.10
Total from investment operations	3.00	(14.19)	8.34	5.84	4.79
Distributions to shareholders from
Net realized gains	0	(2.09)	(2.48)	(2.25)	0
Net asset value, end of period	$20.44	$17.44	$33.72	$27.86	$24.27
Total return[2]	17.33%	(44.56)%	32.28%	25.88%	24.59%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,218	$59,382	$124,831	$61,777	$26,644
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.47%	2.27%	2.25%	2.37%	2.48%
Expenses excluding waivers/reimbursements and expense reductions	2.47%	2.27%	2.25%	2.37%	2.48%
Net investment loss	(0.30)%	(0.61)%	(0.81)%	(0.73)%	(1.37)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$21.91	$41.42	$33.46	$28.46	$22.62
Income from investment operations
Net investment income (loss)	0.16	0.15[1]	0.07[1]	0.09[1]	(0.09)[1]
Net realized and unrealized gains or losses on investments	3.85	(17.57)	10.49	7.16	5.93
Total from investment operations	4.01	(17.42)	10.56	7.25	5.84
Distributions to shareholders from
Net investment income	(0.19)	0	(0.12)	0	0
Net realized gains	0	(2.09)	(2.48)	(2.25)	0
Total distributions to shareholders	(0.19)	(2.09)	(2.60)	(2.25)	0
Net asset value, end of period	$25.73	$21.91	$41.42	$33.46	$28.46
Total return	18.45%	(43.98)%	33.57%	27.19%	25.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$38,977	$36,027	$43,378	$14,931	$5,744
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.47%	1.28%	1.25%	1.37%	1.48%
Expenses excluding waivers/reimbursements and expense reductions	1.47%	1.28%	1.25%	1.37%	1.48%
Net investment income (loss)	0.69%	0.46%	0.20%	0.28%	(0.36)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.

International Bond Fund

	Year Ended October 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.36	$11.57	$10.54	$10.74	$11.41
Income from investment operations
Net investment income	0.39[1]	0.47[1]	0.43[1]	0.39	0.35[1]
Net realized and unrealized gains or losses on investments	2.20	(0.92)	0.71	(0.17)	(0.55)
Total from investment operations	2.59	(0.45)	1.14	0.22	(0.20)
Distributions to shareholders from
Net investment income	(1.36)	(0.76)	(0.11)	0	(0.42)
Net realized gains	0	0	0	(0.02)	(0.05)
Tax basis return of capital	0	0	0	(0.40)	0
Total distributions to shareholders	(1.36)	(0.76)	(0.11)	(0.42)	(0.47)
Net asset value, end of period	$11.59	$10.36	$11.57	$10.54	$10.74
Total return[2]	26.34%	(4.07)%	10.90%	2.06%	(1.99)%
Ratios and supplemental data
Net assets, end of period (thousands)	$246,719	$66,649	$49,993	$90,166	$81,315
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%	0.99%	1.00%	1.09%	1.10%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	1.01%	1.05%	1.11%	1.10%
Net investment income	3.65%	4.05%	4.01%	3.70%	3.08%
Portfolio turnover rate	118%	87%	106%	196%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.37	$11.58	$10.56	$10.75	$11.42
Income from investment operations
Net investment income	0.30[1]	0.38[1]	0.35[1]	0.31[1]	0.27[1]
Net realized and unrealized gains or losses on investments	2.21	(0.91)	0.70	(0.16)	(0.55)
Total from investment operations	2.51	(0.53)	1.05	0.15	(0.28)
Distributions to shareholders from
Net investment income	(1.34)	(0.68)	(0.03)	0	(0.34)
Net realized gains	0	0	0	(0.02)	(0.05)
Tax basis return of capital	0	0	0	(0.32)	0
Total distributions to shareholders	(1.34)	(0.68)	(0.03)	(0.34)	(0.39)
Net asset value, end of period	$11.54	$10.37	$11.58	$10.56	$10.75
Total return[2]	25.44%	(4.74)%	10.08%	1.32%	(2.68)%
Ratios and supplemental data
Net assets, end of period (thousands)	$11,615	$10,345	$7,747	$9,157	$10,140
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.74%	1.74%	1.81%	1.80%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.74%	1.74%	1.81%	1.80%
Net investment income	2.86%	3.30%	3.28%	2.96%	2.39%
Portfolio turnover rate	118%	87%	106%	196%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

International Bond Fund

	Year Ended October 31,
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.35	$11.56	$10.53	$10.73	$11.40
Income from investment operations
Net investment income	0.30[1]	0.38[1]	0.35[1]	0.31[1]	0.27[1]
Net realized and unrealized gains or losses on investments	2.20	(0.91)	0.71	(0.17)	(0.55)
Total from investment operations	2.50	(0.53)	1.06	0.14	(0.28)
Distributions to shareholders from
Net investment income	(1.34)	(0.68)	(0.03)	0	(0.34)
Net realized gains	0	0	0	(0.02)	(0.05)
Tax basis return of capital	0	0	0	(0.32)	0
Total distributions to shareholders	(1.34)	(0.68)	(0.03)	(0.34)	(0.39)
Net asset value, end of period	$11.51	$10.35	$11.56	$10.53	$10.73
Total return[2]	25.47%	(4.85)%	10.09%	1.31%	(2.67)%
Ratios and supplemental data
Net assets, end of period (thousands)	$33,330	$18,044	$19,983	$26,057	$31,389
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.74%	1.74%	1.81%	1.80%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.74%	1.74%	1.81%	1.80%
Net investment income	2.87%	3.31%	3.27%	2.96%	2.38%
Portfolio turnover rate	118%	87%	106%	196%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.35	$11.56	$10.54	$10.73	$11.40
Income from investment operations
Net investment income	0.43	0.50	0.47	0.42[1]	0.38[1]
Net realized and unrealized gains or losses on investments	2.18	(0.92)	0.69	(0.16)	(0.55)
Total from investment operations	2.61	(0.42)	1.16	0.26	(0.17)
Distributions to shareholders from
Net investment income	(1.37)	(0.79)	(0.14)	0	(0.45)
Net realized gains	0	0	0	(0.02)	(0.05)
Tax basis return of capital	0	0	0	(0.43)	0
Total distributions to shareholders	(1.37)	(0.79)	(0.14)	(0.45)	(0.50)
Net asset value, end of period	$11.59	$10.35	$11.56	$10.54	$10.73
Total return	26.71%	(3.88)%	11.14%	2.45%	(1.71)%
Ratios and supplemental data
Net assets, end of period (thousands)	$997,308	$902,304	$1,032,304	$943,309	$806,728
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.73%	0.74%	0.81%	0.80%
Expenses excluding waivers/reimbursements and expense reductions	0.79%	0.73%	0.74%	0.81%	0.80%
Net investment income	3.86%	4.31%	4.31%	3.98%	3.39%
Portfolio turnover rate	118%	87%	106%	196%	86%

1	Per share amount is based on average shares outstanding during the period.

International Equity Fund

	Year Ended October 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.14	$12.74	$11.15	$9.65	$8.15
Income from investment operations
Net investment income	0.12	0.22[1]	0.17	0.23[1]	0.10
Net realized and unrealized gains or losses on investments	0.50	(5.39)	2.73	1.93	1.50
Total from investment operations	0.62	(5.17)	2.90	2.16	1.60
Distributions to shareholders from
Net investment income	(0.19)	(0.26)	(0.31)	(0.24)	(0.10)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0
Total distributions to shareholders	(0.19)	(1.43)	(1.31)	(0.66)	(0.10)
Net asset value, end of period	$6.57	$6.14	$12.74	$11.15	$9.65
Total return[2]	10.55%	(45.46)%	28.72%	23.46%	19.83%
Ratios and supplemental data
Net assets, end of period (millions)	$255	$299	$768	$615	$476
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	0.95%	0.95%	1.02%	1.03%
Expenses excluding waivers/reimbursements and expense reductions	1.08%	0.97%	0.97%	1.02%	1.03%
Net investment income	2.16%	2.30%	1.71%	2.23%	1.48%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.92	$12.32	$10.82	$9.38	$7.93
Income from investment operations
Net investment income	0.08[1]	0.15[1]	0.11[1]	0.16[1]	0.07
Net realized and unrealized gains or losses on investments	0.48	(5.21)	2.62	1.87	1.44
Total from investment operations	0.56	(5.06)	2.73	2.03	1.51
Distributions to shareholders from
Net investment income	(0.10)	(0.17)	(0.23)	(0.17)	(0.06)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0
Total distributions to shareholders	(0.10)	(1.34)	(1.23)	(0.59)	(0.06)
Net asset value, end of period	$6.38	$5.92	$12.32	$10.82	$9.38
Total return[2]	9.64%	(45.86)%	27.77%	22.57%	19.05%
Ratios and supplemental data
Net assets, end of period (millions)	$22	$30	$70	$70	$57
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Net investment income	1.45%	1.59%	0.98%	1.54%	0.80%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

International Equity Fund

	Year Ended October 31,
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.91	$12.31	$10.82	$9.39	$7.94
Income from investment operations
Net investment income	0.05	0.15[1]	0.11[1]	0.16[1]	0.07
Net realized and unrealized gains or losses on investments	0.51	(5.20)	2.62	1.86	1.43
Total from investment operations	0.56	(5.05)	2.73	2.02	1.50
Distributions to shareholders from
Net investment income	(0.09)	(0.18)	(0.24)	(0.17)	(0.05)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0
Total distributions to shareholders	(0.09)	(1.35)	(1.24)	(0.59)	(0.05)
Net asset value, end of period	$6.38	$5.91	$12.31	$10.82	$9.39
Total return[2]	9.62%	(45.85)%	27.76%	22.50%	19.00%
Ratios and supplemental data
Net assets, end of period (millions)	$37	$47	$118	$99	$74
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Net investment income	1.39%	1.61%	0.98%	1.55%	0.77%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

	Year Ended October 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.21	$12.88	$11.26	$9.74	$8.21
Income from investment operations
Net investment income	0.15	0.23[1]	0.23	0.26	0.16[1]
Net realized and unrealized gains or losses on investments	0.49	(5.43)	2.73	1.94	1.49
Total from investment operations	0.64	(5.20)	2.96	2.20	1.65
Distributions to shareholders from
Net investment income	(0.22)	(0.30)	(0.34)	(0.26)	(0.12)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0
Total distributions to shareholders	(0.22)	(1.47)	(1.34)	(0.68)	(0.12)
Net asset value, end of period	$6.63	$6.21	$12.88	$11.26	$9.74
Total return	10.73%	(45.26)%	29.09%	23.77%	20.29%
Ratios and supplemental data
Net assets, end of period (millions)	$671	$795	$2,519	$2,403	$2,006
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.83%	0.69%	0.67%	0.72%	0.73%
Expenses excluding waivers/reimbursements and expense reductions	0.83%	0.69%	0.67%	0.72%	0.73%
Net investment income	2.39%	2.34%	1.99%	2.52%	1.78%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.

Intrinsic World Equity Fund

	Year Ended October 31, Year Ended December 31,
Class A	2009	2008	2007[1,2]	2006[2]	2005[2]	2004[2]
Net asset value, beginning of period	$13.76	$24.23	$26.61	$23.65	$21.02	$17.89
Income from investment operations
Net investment income	0.09[3]	0.29	0.17[3]	0.17[3]	0.09[3]	0.04[3]
Net realized and unrealized gains or losses on investments	1.89	(9.55)	2.29	3.62	2.65	3.14
Total from investment operations	1.98	(9.26)	2.46	3.79	2.74	3.18
Distributions to shareholders from
Net investment income	(0.24)	(0.13)	0	(0.16)	(0.11)	(0.05)
Net realized gains	(2.23)	(1.08)	(4.84)	(0.67)	0	0
Total distributions to shareholders	(2.47)	(1.21)	(4.84)	(0.83)	(0.11)	(0.05)
Net asset value, end of period	$13.27	$13.76	$24.23	$26.61	$23.65	$21.02
Total return[4]	20.29%	(40.11)%	10.42%	16.02%	13.02%	17.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$103,995	$107,210	$279,146	$457,035	$321,219	$242,402
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.57%	1.36%	1.24%[5]	1.29%	1.31%	1.35%
Expenses excluding waivers/reimbursements and expense reductions	1.57%	1.36%	1.24%[5]	1.29%	1.31%	1.35%
Net investment income	0.77%	1.04%	0.78%[5]	0.66%	0.43%	0.22%
Portfolio turnover rate	16%	44%	66%	21%	28%	20%

1	For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
2	On May 21, 2007, the Fund acquired the net assets of Atlas Global Growth Fund ("Atlas Fund"). Atlas Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 21, 2007 are those of Atlas Fund.
3	Per share amount is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

Intrinsic World Equity Fund

	Year Ended October 31,
Class B	2009	2008	2007[1]
Net asset value, beginning of period	$13.60	$24.15	$28.59
Income from investment operations
Net investment income (loss)	(0.01)[2]	0.02[2]	(0.11)[2]
Net realized and unrealized gains or losses on investments	1.86	(9.35)	0.51
Total from investment operations	1.85	(9.33)	0.40
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	0
Net realized gains	(2.23)	(1.08)	(4.84)
Total distributions to shareholders	(2.46)	(1.22)	(4.84)
Net asset value, end of period	$12.99	$13.60	$24.15
Total return[3]	19.39%	(40.57)%	2.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$214	$119	$60
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.32%	2.18%	2.06%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.32%	2.18%	2.06%[4]
Net investment income (loss)	(0.06)%	0.08%	(0.94)%[4]
Portfolio turnover rate	16%	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

Intrinsic World Equity Fund

	Year Ended October 31,
Class C	2009	2008	2007[1]
Net asset value, beginning of period	$13.58	$24.14	$28.59
Income from investment operations
Net investment loss	(0.03)[2]	(0.03)[2]	(0.10)[2]
Net realized and unrealized gains or losses on investments	1.87	(9.28)	0.49
Total from investment operations	1.84	(9.31)	0.39
Distributions to shareholders from
Net investment income	(0.23)	(0.17)	0
Net realized gains	(2.23)	(1.08)	(4.84)
Total distributions to shareholders	(2.46)	(1.25)	(4.84)
Net asset value, end of period	$12.96	$13.58	$24.14
Total return[3]	19.35%	(40.55)%	2.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$427	$154	$14
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.33%	2.21%	2.05%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.33%	2.21%	2.05%[4]
Net investment loss	(0.28)%	(0.19)%	(0.92)%[4]
Portfolio turnover rate	16%	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

	Year Ended October 31,
Class I	2009	2008	2007[1]
Net asset value, beginning of period	$13.76	$24.26	$28.59
Income from investment operations
Net investment income	0.15[2]	0.38[2]	0.01
Net realized and unrealized gains or losses on investments	1.85	(9.60)	0.50
Total from investment operations	2.00	(9.22)	0.51
Distributions to shareholders from
Net investment income	(0.30)	(0.20)	0
Net realized gains	(2.23)	(1.08)	(4.84)
Total distributions to shareholders	(2.53)	(1.28)	(4.84)
Net asset value, end of period	$13.23	$13.76	$24.26
Total return	20.60%	(40.01)%	2.89%
Ratios and supplemental data
Net assets, end of period (thousands)	$161	$1,567	$71,656
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.01%	1.05%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.31%	1.01%	1.05%[3]
Net investment income	1.33%	1.70%	0.12%[3]
Portfolio turnover rate	16%	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Per share amount is based on average shares outstanding during the period.
3	Annualized

Fund Information Quick Reference Guide

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For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period. The independent registered public accounting firm's report and financial statements in the Fund's annual report were filed with the SEC on January 4, 2010 (Accession No. 0001133228-10-000011 for series within Evergreen International Trust and Accession No. 0001133228-10-000012 for the series within Evergreen Select Fixed Income Trust) and are incorporated by reference into this prospectus, which means that their contents are legally considered to be part of this prospectus.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC
525 Market Street, San Francisco, California 94105
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2010.

536113 RV16 (03/10) 811-08533/81108365

________________________________

EVERGREEN SELECT FIXED INCOME TRUST

PART A
PROSPECTUS
CLASS IS

________________________________

SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

Fund Reorganizations

                The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganizations of the Evergreen Funds listed in the table below into the corresponding Wells Fargo Advantage Funds® also listed in the table. The reorganizations were proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds, respectively.   In addition, the Wells Fargo Funds Trust Board of Trustees has also unanimously approved these fund reorganizations.

Evergreen Funds	Wells Fargo Advantage Funds (Surviving Fund)	Portfolio Management Team of Surviving Fund
Evergreen Global and International Funds
Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund[1]	Jerry Zhang, Wells Capital Management
Evergreen Global Large Cap Equity Fund	Wells Fargo Advantage Disciplined Global Equity Fund[1]	Bill Zieff, Wells Capital Management
Evergreen Global Opportunities Fund	Wells Fargo Advantage Global Opportunities Fund[1]	Francis Claro, Jim Tringas, Wells Capital Management
Evergreen International Bond Fund	Wells Fargo Advantage International Bond Fund[1]	Anthony Norris, Peter Wilson, Michael Lee, Alex Perrin, First International Advisors, LLC
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund[2]	Francis Claro, Wells Capital Management
Evergreen Intrinsic World Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund[1]	Howard Gleicher, Gary Lisenbee, David Graham, Jeffrey Peck, MetWest Capital

1. This fund will be newly created in order to receive the assets of the Evergreen Fund upon completion of the reorganization.

2. The Wells Fargo International Core Fund will be renamed the Wells Fargo Advantage International Equity Fund following the merger and is expected to make certain changes to its principal investments at that time.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.   Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Evergreen Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com.  The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

March 1, 2010                                                                                                                                   586150 (3/10)

________________________________

Evergreen
GLOBAL AND INTERNATIONAL FUNDS
Prospectus March 1, 2010
Evergreen International Bond Fund Class IS ESIBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Evergreen Global and International Funds

Fund Summary

Evergreen International Bond Fund

INVESTMENT GOAL

The Fund seeks capital growth and current income.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class IS
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.04%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you held or sold your shares, you would pay:
After:	Class IS
1 Year	$106
3 Years	$331
5 Years	$574
10 Years	$1,271

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Up to 35% of the debt securities in which the Fund invests may be below investment grade (commonly referred to as "high yield" or "junk" bonds). The Fund invests in at least three countries or supranational agencies. No more than 5% of the Fund's assets are invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund's holdings are denominated. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a dollar-weighted average duration of 3 1/2 to 10 years.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. For additional information on the risks listed below, see the section entitled "Investment Goals, Strategies and Risks" in the Fund's prospectus and the section entitled "Additional Information on Securities, Investment Practices and Risks" in the Fund's Statement of Additional Information ("SAI"). Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. A Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to manage this risk.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class IS Shares (%)

Highest Quarter: 2nd Quarter 2002	+11.70%
Lowest Quarter: 3rd Quarter 2008	-5.35%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class IS (before taxes)	12/15/1993	9.72%	4.44%	8.04%
Class IS (after taxes on distributions)[1]	12/15/1993	9.45%	2.75%	6.10%
Class IS (after taxes on distributions and the sale of Fund Shares)[1]	12/15/1993	6.32%	2.79%	5.78%
BofA Merrill Lynch Global Broad Market ex US Index (reflects no deduction for fees, expenses, or taxes)[2]		7.80%	4.40%	6.96%

1

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

2	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	First International Advisors, LLC

Peter Wilson, Chief Operating Officer, Senior Portfolio Manager
& Managing Director/1993

Anthony Norris, Chief Investment Officer, Senior Portfolio Manager
& Managing Director/1993

Alex Perrin, Director of Research & Portfolio Manager/ 1993

Michael Lee, Director of Trading & Senior Portfolio Manager/1993

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.847.5397, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Investment Goals, Strategies and Risks

INVESTMENT GOALS AND STRATEGIES

Evergreen International Bond Fund

INVESTMENT GOAL

The Fund seeks capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Fund considers international entities to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. Up to 35% of the debt securities in which the Fund invests may be below investment grade (commonly referred to as "high yield" or "junk" bonds). Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it is deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. The Fund invests in at least three countries or supranational agencies. No more than 5% of the Fund's assets are invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund's holdings are denominated. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a dollar-weighted average duration of 3 1/2 to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment.

The Fund's country selection and currency decisions are based on the portfolio managers' own fundamental research and advanced analytical systems. The portfolio managers use proprietary models and systems to assess areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, the portfolio managers consider multiple possible scenarios to create what the portfolio managers believe is the optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an overweight, or underweight, of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro 'top-down' models are used in conjunction with our investment experience and our 'bottom-up' security selection process.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions and the Fund's investment strategy generally is included under "Additional Information on Securities, Investment Practices and Risks" in the "Fund Policies, Securities, Practices and Risks" section of the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager(s), the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary." For a list of the principal risks that apply to a particular Fund, please refer to that Fund's summary page.

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are subject to greater credit risk and are less likely to be re-paid than are more highly rated instruments, such as investment grade bonds. Below investment grade bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually issued by companies or entities of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated bonds usually have a more limited market than higher-rated bonds, which may at times make it difficult to buy or sell them or to establish their fair value. They may also be or become illiquid.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer or counterparty defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk is heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Derivatives Risk. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies:

  Fixed Income Securities. Although not a principal investment strategy, International Bond Fund may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. Investments in investment grade fixed income securities may subject the Fund, and therefore the value of the Fund's shares, to Interest Rate Risk and Credit Risk. For a discussion of these risks, see the section entitled "Principal Risks."

  Foreign Mortgage- and Asset-backed Securities and/or Foreign Bank Obligations. Although not a principal investment strategy, International Bond Fund may invest up to 20% of its assets in foreign mortgage- and asset-backed securities and/or foreign bank obligations. Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

  Sell Strategy. A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate. There is no assurance that a Fund will sell an investment prior to a decline in its value or that a Fund will be able to sell an investment when a portfolio manager wishes to do so.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's  SAI.

ADDITIONAL INFORMATION ON EXPENSES

Expenses. The information shown in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses" is calculated as of a Fund's most recent fiscal year. If a Fund experiences a decline in average net assets due to market volatility or other factors, the Fund's current expense ratios may be higher than those shown in the table.

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $72 billion in assets for the Evergreen funds as of 12/31/2009. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a U.S. bank holding company.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid
Evergreen Fund	As a % of average daily net assets
International Bond Fund	0.49%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended October 31st.

SUB-ADVISOR(S)

First International Advisers, LLC (FIA) is a sub-advisor to International Bond Fund. FIA managed approximately $5.8 billion in assets for the Evergreen funds as of 12/31/2009. FIA, located at One Plantation Place, 30 Fenchurch Street, London EC3M 3BD, is an affiliate of EIMC and a majority-owned subsidiary of Wells Fargo.

EIMC pays a portion of its advisory fee to FIA for its services. There is no additional charge to the Fund for the services provided by FIA.

PORTFOLIO MANAGER(S)

International Bond Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Peter Wilson/1993	Portfolio Manager	FIA 1989-Present	Chief Operating Officer, Senior Portfolio Manager & Managing Director
Anthony Norris/1993	Portfolio Manager	FIA 1990-Present	Chief Investment Officer, Senior Portfolio Manager & Managing Director
Alex Perrin/1993	Portfolio Manager	FIA 1992-Present	Director of Research & Portfolio Manager
Michael Lee/1993	Portfolio Manager	FIA 1992-Present	Director of Trading & Senior Portfolio Manager

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and compensation structure.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Wells Fargo Funds Distributor, LLC ("WFFD"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Fund's principal underwriter. Certain of the Evergreen funds pay WFFD fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI. WFFD is located at 525 Market Street, San Francisco, California, 94105. WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds®.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent with respect to a portion of a Fund's securities and is compensated for its services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wells Fargo Advisers, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs, Turnover and Holdings."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's net asset value ("NAV") being overstated during the period; second, that Evergreen acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen Funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc., Evergreen's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, Evergreen has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. Evergreen neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and Evergreen Investment Services, Inc., the Evergreen funds' former distributor, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value ("NAV"), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the New York Stock Exchange closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Debt securities of sufficient credit quality that mature in 60 days or less from acquisition date and all securities held by Evergreen money market funds are generally valued at amortized cost.

Because certain securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the New York Stock Exchange is closed), the value of securities the Fund holds may change on days when shareholders are not able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund uses a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued varies based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In these instances, a Fund may fair value foreign securities.

  Debt securities with more than 60 days to maturity. A Fund generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, which typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

Only Class IS shares are offered in this prospectus. Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases. Class IS shares incur an annual service (Rule 12b-1) fee of 0.25% of the average daily net assets of the class for services rendered to shareholders and/or the maintenance of accounts.

  Additional Compensation to Financial Services Firms. EIMC or WFFD has entered into revenue sharing arrangements under which EIMC or WFFD, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or WFFD's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, WFFD or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or WFFD and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

RETIREMENT PLANS

You may invest in a Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries, or directly through the Fund's distributor, WFFD.

Requests in "Good Order"
All purchase, exchange and redemption requests must be received in "good order." This means that the request must include:

  The Fund name and account number;

  The amount (in dollars or shares) and type (purchase or sale) of the request;

  Signature(s) of the registered owner(s);

  If required, a Medallion signature guarantee (see "Redemption Requests That Require a Signature Guarantee"); and

  Any supporting legal documentation that may be required.

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer before the Fund's closing time (usually 4:00 p.m. ET on market trading days) will be processed at the NAV calculated that day.[1]

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer at or after the Fund's closing time will be processed at the next NAV calculated.[1]

The Evergreen funds reserve the right to reject any purchase or exchange order and to terminate a shareholder's investment or exchange privileges.

1

The Fund's shares may be made available through financial services firms which are also investment dealers and which have a service agreement with WFFD. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial services firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to certain unusual circumstances.

Opening an Account
By Mail or through an Investment Professional	Step 1	Complete and sign an account application. You can download an account application from EvergreenInvestments.com.
	Step 2	Instruct your bank to wire or transfer your purchase (they may charge a wire fee).
	Step 3	Mail all applicable documents to the address below, or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with WFFD):
		Postal Service Address: Evergreen Investments P.O. Box 8400 Boston, MA 02266-8400	Overnight Address: Evergreen Investments 30 Dan Road Canton, MA 02021-2809

Adding to an Account
By Phone	Step 1	Call an Evergreen funds service representative at 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.
	Step 2	Either instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee) or, if your bank account is on file with WFFD, contact Evergreen to request an electronic transfer through the Automated Clearing House (ACH), so that you may avoid paying wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

Selling Fund Shares
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Step 3 under "Opening an Account" above.
By Phone[1]		Call an Evergreen funds service representative at 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.

1

The telephone redemption service must be authorized ahead of time. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however, we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. If you have recently purchased shares by check or ACH transfer and the Fund has not yet collected payment for the shares you are redeeming, we may delay paying out the proceeds on your redemption until payment has been collected, which may take up to seven business days. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen Investments. The following circumstances require a Medallion signature guarantee:

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

ADDITIONAL SHAREHOLDER SERVICES

  Exchange Privilege. You can easily exchange shares between Evergreen funds by contacting your investment professional or an Evergreen funds service representative, or by visiting EvergreenInvestments.com.

Exchanges must:

  meet the minimum initial purchase amount of the Fund into which you are exchanging; and

  be within the same class and under the same registration.

The telephone exchange service must be authorized ahead of time. Once you have authorized this service, anyone with a PIN and the required account information (including your investment professional) can request a telephone exchange in your account.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Evergreen International Bond Fund	Quarterly

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.847.5397 to change preferences. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, for taxable years beginning before January 1, 2011, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at rates applicable to long-term capital gains (that have been temporarily reduced in the case of individuals to no higher than 15%), provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder's Fund shares, respectively. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In addition, in order for dividends received by the Fund from a foreign corporation to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will be taxed at the applicable long-term capital gains rates, which for individuals have been temporarily reduced to no higher than 15% for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. In addition, with respect to investors who hold shares of an Evergreen Municipal Bond Fund or an Evergreen Municipal Money Market Fund, exempt-interest dividends are reported on Form 1099 INT. You must report these on your tax return. You could pay a penalty if you neglect to report them. You will not be provided with the above mentioned forms if you are exempt from certain reporting requirements. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com/tax. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TRADING COSTS, TURNOVER AND HOLDINGS

Portfolio Trading Costs. Transactions involving debt securities are generally conducted directly with dealers or other counterparties in "principal transactions," and no commissions are paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the securities. (By contrast, when mutual funds buy or sell equity securities, they typically pay brokerage commissions to the broker-dealers that execute the transactions.) As a result, a Fund incurs transaction costs in connection with portfolio security transactions, even though it pays few, if any, brokerage commissions.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It could also result in a Fund realizing greater net short-term or long-term capital gains, distributions of which are taxable to shareholders at ordinary income or long-term capital gains rates, respectively, except to shareholders holding Fund shares in tax-deferred arrangements, such as a 401(k) plan or an individual retirement account. Portfolio turnover rates can be found in the "Financial Highlights" section.

Portfolio Holdings. A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's SAI in the section entitled "Fund Policies, Securities, Practices and Risks."

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

International Bond Fund

	Year Ended October 31,
Class IS	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.37	$11.59	$10.55	$10.74	$11.41
Income from investment operations
Net investment income	0.36	0.47[1]	0.42[1]	0.40	0.35[1]
Net realized and unrealized gains or losses on investments	2.23	(0.93)	0.72	(0.16)	(0.55)
Total from investment operations	2.59	(0.46)	1.14	0.24	(0.20)
Distributions to shareholders from
Net investment income	(1.36)	(0.76)	(0.10)	0	(0.42)
Net realized gains	0	0	0	(0.02)	(0.05)
Tax basis return of capital	0	0	0	(0.41)	0
Total distributions to shareholders	(1.36)	(0.76)	(0.10)	(0.43)	(0.47)
Net asset value, end of period	$11.60	$10.37	$11.59	$10.55	$10.74
Total return	26.33%	(4.09)%	10.98%	2.11%	(1.95)%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,947	$5,104	$6,417	$18,275	$20,158
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.03%	0.98%	1.00%	1.06%	1.05%
Expenses excluding waivers/reimbursements and expense reductions	1.03%	0.98%	1.00%	1.06%	1.05%
Net investment income	3.60%	4.06%	3.86%	3.73%	3.13%
Portfolio turnover rate	118%	87%	106%	196%	86%

1	Per share amount is based on average shares outstanding during the period.

Fund Information Quick Reference Guide

Evergreen Express Line
Call 1.800.346.3858
24 hours a day to:

  check your account

  order a statement

  get a Fund's current price, yield and total return

  buy, sell or exchange Fund shares

Shareholder Services
Call 1.800.847.5397

Monday - Friday, 8 a.m. to 6 p.m. ET to

  buy, sell or exchange Fund shares

  order applications

  get assistance with your account

Write us a letter

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

  buy, sell or exchange Fund shares

  change the registration on an account

  for general correspondence

Express, registered or certified mail

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Visit us on-line

EvergreenInvestments.com

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period. The independent registered public accounting firm's report and financial statements in the Fund's annual report were filed with the SEC on January 4, 2010 (Accession No. 0001133228-10-000012) and are incorporated by reference into this prospectus, which means that their contents are legally considered to be part of this prospectus.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC
525 Market Street, San Francisco, California 94105
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2010.

560768 RV9 (03/10) 811-08365

 _______________________________

EVERGREEN SELECT FIXED INCOME TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

_______________________________

_______________________________

Statement of Additional Information
March 1, 2010

EVERGREEN INTERNATIONAL TRUST
EVERGREEN SELECT FIXED INCOME TRUST
200 Berkeley Street, Boston, MA 02116-5034. 1.800.343.2898
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
Evergreen Emerging Markets Growth Fund
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen International Bond Fund
Evergreen International Equity Fund
Evergreen Intrinsic World Equity Fund

Evergreen Emerging Markets Growth Fund
Class A EMGAX / Class B EMGBX / Class C EMGCX / Class I EMGYX

Evergreen Global Large Cap Equity Fund
Class A EAGLX / Class B EBGLX / Class C ECGLX / Class I EYGLX

Evergreen Global Opportunities Fund
Class A EKGAX / Class B EKGBX / Class C EKGCX / Class I EKGYX

Evergreen International Bond Fund
Class A ESIYX / Class B ESIUX / Class C ESIVX / Class I ESICX / Class IS ESIBX

Evergreen International Equity Fund
Class A EKZAX / Class B EKZBX / Class C EKZCX / Class I EKZYX / Class R EKZRX

Evergreen Intrinsic World Equity Fund
Class A EWEAX / Class B EWEBX / Class C EWECX / Class I EWEIX

Evergreen Emerging Markets Growth Fund ("Emerging Markets Growth Fund"), Evergreen Global Large Cap Equity Fund ("Global Large Cap Equity Fund"), Evergreen Global Opportunities Fund ("Global Opportunities Fund"), Evergreen International Equity Fund ("International Equity Fund") and Evergreen Intrinsic World Equity Fund ("Intrinsic World Equity Fund") are each a series of an open-end management investment company known as Evergreen International Trust.
Evergreen International Bond Fund ("International Bond Fund") is a series of an open-end management investment company known as Evergreen Select Fixed Income Trust.
(Each of the above series, a "Fund", together, the "Funds"; each of Evergreen International Trust and Evergreen Select Fixed Income Trust, a "Trust", together, the "Trust")

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated March 1, 2010, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund, one offering Class R shares of International Equity Fund, and one offering Class IS shares of International Bond Fund.

Audited financial statements for the Funds, as of October 31, 2009, for the fiscal period then ended, including notes thereto, and the reports of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference (which means they are considered part of this SAI) to the Trust's Annual Reports dated October 31, 2009 relating to the Funds. The Trust's October 31, 2009 Annual Reports relating to the Funds were filed electronically with the SEC on January 4, 2010 (Accession No. 0001133228-10-000011 for series within Evergreen International Trust and Accession No. 0001133228-10-000012 for the series within Evergreen Select Fixed Income Trust ).

You may obtain a copy of each Fund's prospectus, Annual Report, Semiannual Report and SAI without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

TRUST HISTORY AND ORGANIZATION

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Each Fund (except International Bond Fund) is a diversified series of Evergreen International Trust. International Bond Fund is a diversified series of Evergreen Select Fixed Income Trust.

A copy of each Trust's Agreement and Declaration of Trust (the "Declaration of Trust") is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

On May 21, 2007, Evergreen Intrinsic World Equity Fund acquired Atlas Global Growth Fund (the "Atlas Fund"). On November 15, 2004, Evergreen Global Leaders Fund changed its name to Evergreen Global Large Cap Equity Fund. On August 3, 2001, Global Leaders Fund acquired Evergreen Perpetual Global Fund. On June 13, 2003, Evergreen International Growth Fund changed its name to Evergreen International Equity Fund. On June 14, 2002, Evergreen International Growth Fund acquired Wachovia International Equity Fund. On August 31, 2001, Evergreen International Growth Fund acquired Evergreen Perpetual International Fund. On June 14, 2002, Evergreen Emerging Markets Growth Fund acquired Evergreen Latin America Fund and Wachovia Emerging Markets Fund. On May 11, 2001, Evergreen Select International Bond Fund changed its name to Evergreen International Bond Fund.

ORGANIZATION

The following is qualified in its entirety by reference to each Trust's Declaration of Trust.

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and class. Upon liquidation, shares of a Fund are entitled to a pro rata share of the Fund based on the relative net assets of each series and class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights. Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of net asset value ("NAV") applicable to such share. Shares generally vote together as one class on all matters. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability. The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Shareholder Liability. Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

FUND POLICIES, SECURITIES, PRACTICES AND RISKS

FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In some cases, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

Diversification. Each Fund may not make any investment that is inconsistent with each Fund's classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.

Concentration. Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

Issuing Senior Securities. Except as permitted under the 1940 Act, each Fund may not issue senior securities.

Borrowing. Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy: Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

Underwriting. Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

Real Estate. Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy. Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Lending. Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy: To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).

ADDITIONAL INFORMATION ON SECURITIES, INVESTMENT PRACTICES AND RISKS

The following is a description of securities and investment practices in which the Evergreen funds may generally invest or engage. With respect to any particular Fund, to the extent that any security or practice is described in such Fund's prospectus as being part of its investment strategy, the information provided below regarding such security or investment practice is intended to supplement, but not supersede, the information contained in the prospectus, and the Fund may invest in such security or engage in such investment practice, in accordance with the limitations set forth in the prospectus. A Fund may also invest in any security or engage in any investment practice listed below that is not contained in such Fund's prospectus, if the Fund's advisor believes that the security or practice is not inconsistent with the Fund's investment goal, strategy and risk profile. In such case, the Fund may invest in such security or engage in such investment practice with up to 5% of its assets, or in such other amount specified below.

Unless otherwise specified, references to the term "advisor" are intended to include any sub-advisor to a Fund.

Illiquid and Restricted Securities. A Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

A Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, the Trust's portfolio manager, pursuant to procedures adopted by the Trust's Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Illiquid investments and restricted securities involve liquidity risk. Certain investments that may be determined to be liquid under the Fund's policy described above may nonetheless be subject to liquidity risk. Generally, liquidity risk exists when particular investments cannot be disposed or closed out of quickly in the normal course of business. The ability of a Fund to dispose or close out of such investments at advantageous prices may be greatly limited. A Fund may have to continue to hold an illiquid investment during periods when it would otherwise have sold the investment or a Fund may have to dispose of other investments at unfavorable times or prices to raise cash. In addition, a Fund, by itself or together with other Evergreen funds, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. The market for certain investments may become illiquid under adverse market or economic conditions notwithstanding the condition of a particular issuer. Illiquid investments may be highly volatile, difficult to value and more likely to be fair valued. Among investments that involve liquidity risk are the following: illiquid securities, restricted securities, securities traded in emerging markets, securities of companies with smaller market capitalizations, certain derivatives (particularly over-the-counter transactions), and securities with substantial market or credit risk.

Temporary Investment Strategy. In addition, a Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high quality money market instruments if, in the opinion of the Fund's advisor, a temporary defensive investment strategy is warranted in order to protect the value of the Fund in response to adverse economic, political or market conditions. For a definition of these securities, see "Money Market Instruments" below. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

Money Market Instruments. Money market instruments include notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities.

U.S. Government Agency Securities. The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association ("GNMA"), which are backed by the full faith and credit of the U.S. Government.

Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following:

  Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

  Farmers Home Administration;

  Federal Home Loan Banks;

  Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac");

  Federal National Mortgage Association("FNMA" or "Fannie Mae"); and

  Student Loan Marketing Association.

Securities Issued by the GNMA. The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Recent Events Regarding FNMA and FHLMC Securities.  In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a "Senior Preferred Stock Purchase Agreement") with each of FNMA and FHLMC under which, if FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient's (FNMA or FHLMC, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that prices secured at the time of commitment may be higher than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives. The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund's performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund's ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

Swaps, Caps, Floors and Collars. A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, and total return swaps, as well as caps, floors, and collars.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total Return Swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, Floors, Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment advisor is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option on the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing put or call options on securities or indices. The premium a Fund receives for writing an option will increase the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund's income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option's exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter ("OTC") options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund's ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option's life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund's ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under "Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of tradeÂ—known as "contract markets"Â—approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as "initial margin." Initial margin is similar to a performance bond or good faith deposit, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on Futures Contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of Transactions in Futures Contracts and Related Options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by contract markets of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for any particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund's net asset value will generally fluctuate with the value of the security or other instrument as if it were already in the Fund's portfolio. Futures transactions may have the effect of creating investment leverage in a Fund's portfolio.

U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see "Foreign Securities" below).

Structured Notes and Other Hybrid Instruments. Structured notes and other "hybrid" investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument. The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

Structured notes and other "hybrid" instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments may provide a leveraged return and may be highly volatile. They may also be highly illiquid. There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund. Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level. In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal. In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount. The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note. The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

The tax treatment of a Fund's investments in reverse convertible structured notes is unclear, and the Internal Revenue Service ("IRS") may disagree with a Fund's tax treatment of these investments. If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year. See "Tax Information" in this Statement of Additional Information. In such a situation, the Fund may correct the failure by paying "deficiency dividends" to shareholders and significant interest and penalty payments to the IRS. In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund's investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund's distributions to shareholders. Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund's book income and its taxable income. In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund's exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Currency Cross-hedge. A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the Pound Sterling is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound Sterling versus the Euro increases.

Currency Proxy-hedge. A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency. Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Repurchase Agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Dollar Roll Transactions. The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any return earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls. The Fund may enter into covered dollar rolls, which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position in an amount equal to the Fund's obligation to repurchase substantially similar securities at the end of the roll period. This serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transactions.

Leverage.  The Fund may engage in transactions that create leverage in accordance with Evergreen Investment Management Company, LLC's ("EIMC") Leverage Policy. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBAs") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions will generally be fully collateralized at all times but involve some risk that the borrower will default on its obligations to the Fund, including the obligation to return the borrowed security timely, and some risk that the Fund will be delayed or prevented from exercising its rights in respect of the collateral. Additionally, if a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. If a borrower fails to return borrowed securities timely, the Fund's ability to sell those securities will be impaired, potentially preventing the Fund from selling the securities at advantageous prices or meeting its obligations to other parties. The Fund may lose its rights in collateral if a borrower fails financially.

Upon the return of the borrowed security, the Fund must return to the borrower an amount equal to the collateral posted by the borrower. As a result, the Fund bears the risk that the value of investments made with collateral declines or that the investment made with the collateral becomes illiquid during the term of the loan. In order to meet its obligations to the borrower, the Fund may have to liquidate other portfolio assets at disadvantageous times or prices.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower for the term of the loan. The Fund has the right to call loans at any time in order to vote those shares. However, the Fund bears the risk of delay in the return of the security, which may impair the Fund's ability to vote on such matters.

The Fund has retained lending agents that are compensated in part based on a percentage of the Fund's return on its securities lending activities. Accordingly, the securities lending agent's interest may conflict at times with the Fund's interest. The Fund may pay fees in connection with arranging loans of its portfolio securities, including shipping fees and custodian fees.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks. The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Brady Bonds. The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks. The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks. The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Foreign Securities. The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriated but unpaid commitments of member countries, there is no assurance that these entities will be able to meet their obligations.

Premium Securities. The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds. The Fund may invest a portion of its assets in below investment grade bonds. Bonds rated below BBB by Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "high yield" or "junk" bonds, typically offer high yields, but also usually high risk. While investment in junk bonds may provide opportunities to obtain increased returns over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

  The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

  The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

  The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" in Appendix B.

Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment in Other Investment Companies. The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund's ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund's shares.

Short Sales. A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant. The Fund's ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Municipal Securities. The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico. The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes. The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but which may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's investment advisor considers earning power, cash flow and other liquidity ratios of the borrower and monitors the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Residual Interest Bonds (Inverse Floaters). Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs") are created by depositing a municipal bond in a trust. The trust then issues interests in the municipal bond in the form of both variable rate securities and RIBs. The interest rate on the variable rate securities is reset by an index or auction process normally every seven to thirty-five days, and RIB holders receive the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa.

An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. The interest rate of RIBs resets in the opposite direction from the market rate of interest on the security or index to which they are related. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holders when short term interest rates rise, and increase the interest paid to holders when short-term interest rates fall. RIBs have varying degrees of liquidity, and may be less liquid than municipal bonds of comparable maturity. RIBs may be considered to be leveraged to the extent that their interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and are subject to many of the same risks as derivatives. The higher degree of leverage inherent in RIBs is associated with greater volatility in their market values. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Payment-in-kind Securities (PIKs). The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zero coupon securities since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See "Zero Coupon 'Stripped' Bonds" and "Tax Information" below.

Zero Coupon "Stripped" Bonds. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See "Tax Information" below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities. TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments. The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts. The Fund may invest in investments related to real estate, including real estate investment trusts ("REITs") such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships. The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.

Stand-by Commitments. When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts. The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange). Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Loans. A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, a Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen VA Core Bond Fund and Evergreen VA Diversified Income Builder Fund: a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds: a complete listing of portfolio holdings will generally be posted on a weekly basis at EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms' products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data prior to its public dissemination as discussed above.

This policy applies to affiliates of Evergreen such as Wells Fargo Bank, N.A. and Wells Fargo Advisors, LLC. Officers of a Fund may authorize disclosure of the Fund's portfolio securities in accordance with this policy. The Trust's Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

As of the date of this SAI, the Fund(s) had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Fund(s):

Dissemination of Portfolio Holdings
Recipient	Purpose	Timing
Capital Access International	Analytical	Monthly
EIMC	Funds' investment advisor and administrator	Daily
Evergreen Service Company, LLC	Funds' transfer agent	Quarterly
Financial Information Network (Intrinsic World Equity Fund only)	Accounting System	Daily
First International Advisors, LLC	Investment sub-advisor for International Bond Fund	Daily
KPMG LLP	Funds' independent registered public accounting firm	As necessary in connection with financial statement audits and SEC filings
Lipper	Analytical	Monthly
Metropolitan West Capital Management, LLC (MetWest Capital)	Investment sub-advisor for Intrinsic World Equity Fund	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Northern Trust Company	Analytical	Monthly
State Street Bank and Trust Company	Funds' custodian, tax service provider and securities lending agent	Daily
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Bank, N.A.	Funds' securities lending agent	Daily
Wells Fargo Funds Distributor, LLC	Funds' distributor	Daily
Wells Fargo Trust Operations Regulatory Reporting	Compliance Filings	Quarterly
Wilshire Associates (Intrinsic World Equity Fund only)	Analytical	Daily

Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CODE OF ETHICS

The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

TRUSTEES AND OFFICERS

TRUSTEES INFORMATION

The Trust is supervised by a Board of Trustees (the "Board"). The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Trustee Compensation" below.

The Board has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairperson of the Board, Michael S. Scofield, each of whom is not an interested person of the Fund as defined in the 1940 Act (each, an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Funds and their investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). For the fiscal year ended October 31, 2009, the Executive Committee held twenty-seven scheduled committee meetings.

The Nominating Committee is responsible for nominating candidates for election to the Board by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Board from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Board has a 15(c) Committee which consists of K. Dun Gifford, Dr. Leroy Keith, Jr., Carol A. Kosel, Patricia B. Norris, Dr. Russell A. Salton, III, and the Chairperson of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended October 31, 2009, the 15(c) Committee held four committee meetings.

The Board has an Audit Committee which consists of Gerald M. McDonnell, Dr. Russell A. Salton III, and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended October 31, 2009, the Audit Committee held fifteen committee meetings.

The Board has a Distribution, 12b-1, and Service Committee which consists of David M. Richardson, William W. Pettit, and the Chairperson of the Committee, Carol A. Kosel. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds' distributor of amounts paid under the Funds' Rule 12b-1 plans; the nature and quality of services provided by the Funds' transfer agent; and the overall level of servicing provided to shareholders in the Funds. With the exception of Mr. Pettit, the members of the Distribution, 12b-1, and Service Committee are Independent Trustees. For the fiscal year ended October 31, 2009, the Distribution, 12b-1, and Service Committee held four committee meetings.

The Board has a Performance Committee which consists of K. Dun Gifford, Richard J. Shima, Richard K. Wagoner and the Chairperson of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended October 31, 2009, the Performance Committee held six committee meetings.

Set forth below are the Trustees of each of the sixteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2009[2]	Other Directorships held outside of Evergreen Fund Complex
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College	74	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.	74	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	74	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)	74	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	74	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	74	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	74	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	74	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)	74	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2009, the Evergreen fund complex consisted of seventy-four open-end investment management companies representing sixty-eight separate series and six closed-end funds.

Interested Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2009[2]	Other Directorships held outside of Evergreen Fund Complex
William Walt Pettit DOB: 8/26/1955[3]	Trustee	1988	Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	74	None
Richard K. Wagoner, CFA DOB: 12/12/1937[4]	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	74	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2009, the Evergreen fund complex consisted of seventy-four open-end investment management companies representing sixty-eight separate series and six closed-end funds.
3	It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo & Company ("Wells Fargo"), the parent company of the Evergreen funds' investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested Trustee for the time being.
4	Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wells Fargo, the parent company of the Evergreen funds' investment advisor.

TRUSTEE COMPENSATION

Listed below is the Trustee compensation paid by each Fund for the fiscal year ended October 31, 2009 and by the Evergreen fund complex1 for the twelve months ended December 31, 2009. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Fund	Total Compensation from the Evergreen Fund Complex1,[2]
Charles A. Austin III [3]	Emerging Markets Growth Fund	$1,092	$214,000
	Global Large Cap Equity Fund	$161
	Global Opportunities Fund	$874
	International Bond Fund	$2,792
	International Equity Fund	$2,884
	Intrinsic World Equity Fund	$262
K. Dun Gifford	Emerging Markets Growth Fund	$1,177	$237,550
	Global Large Cap Equity Fund	$166
	Global Opportunities Fund	$936
	International Bond Fund	$3,039
	International Equity Fund	$3,092
	Intrinsic World Equity Fund	$270
Dr. Leroy Keith, Jr.	Emerging Markets Growth Fund	$1,194	$236,250
	Global Large Cap Equity Fund	$178
	Global Opportunities Fund	$946
	International Bond Fund	$3,047
	International Equity Fund	$3,112
	Intrinsic World Equity Fund	$287
Carol A. Kosel	Emerging Markets Growth Fund	$1,159	$242,500[4]
	Global Large Cap Equity Fund	$163
	Global Opportunities Fund	$914
	International Bond Fund	$2,987
	International Equity Fund	$3,018
	Intrinsic World Equity Fund	$265
Gerald M. McDonnell	Emerging Markets Growth Fund	$1,041	$214,000
	Global Large Cap Equity Fund	$154
	Global Opportunities Fund	$820
	International Bond Fund	$2,655
	International Equity Fund	$2,699
	Intrinsic World Equity Fund	$252
Patricia B. Norris	Emerging Markets Growth Fund	$1,220	$259,650
	Global Large Cap Equity Fund	$176
	Global Opportunities Fund	$958
	International Bond Fund	$3,140
	International Equity Fund	$3,171
	Intrinsic World Equity Fund	$285
William Walt Pettit	Emerging Markets Growth Fund	$1,063	$211,500
	Global Large Cap Equity Fund	$158
	Global Opportunities Fund	$843
	International Bond Fund	$2,701
	International Equity Fund	$2,774
	Intrinsic World Equity Fund	$259
David M. Richardson	Emerging Markets Growth Fund	$1,041	$211,500
	Global Large Cap Equity Fund	$154
	Global Opportunities Fund	$820
	International Bond Fund	$2,655
	International Equity Fund	$2,699
	Intrinsic World Equity Fund	$252
Russell A. Salton, III, MD	Emerging Markets Growth Fund	$1,182	$240,400
	Global Large Cap Equity Fund	$166
	Global Opportunities Fund	$939
	International Bond Fund	$3,063
	International Equity Fund	$3,116
	Intrinsic World Equity Fund	$270
Michael S. Scofield	Emerging Markets Growth Fund	$1,748	$354,050
	Global Large Cap Equity Fund	$256
	Global Opportunities Fund	$1,395
	International Bond Fund	$4,498
	International Equity Fund	$4,623
	Intrinsic World Equity Fund	$411
Richard J. Shima	Emerging Markets Growth Fund	$1,058	$214,500
	Global Large Cap Equity Fund	$154
	Global Opportunities Fund	$829
	International Bond Fund	$2,698
	International Equity Fund	$2,742
	Intrinsic World Equity Fund	$252
Richard K. Wagoner	Emerging Markets Growth Fund	$1,041	$211,500
	Global Large Cap Equity Fund	$154
	Global Opportunities Fund	$820
	International Bond Fund	$2,655
	International Equity Fund	$2,699
	Intrinsic World Equity Fund	$252
1	As of December 31, 2009, the Evergreen fund complex consisted of ten open-end investment management companies representing sixty-eight separate series and six closed-end funds.
2	The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2009. The amounts listed below will be payable in later years to the respective Trustees: McDonnell: $107,000.
3	Mr. Austin retired from the Board on December 31, 2009.
4	Ms. Kosel received compensation from the Evergreen Fund Complex for her role as consultant to the Evergreen funds' Boards of Trustees for the period from January 2007 to November 2007.

TRUSTEE OWNERSHIP OF EVERGREEN FUND SHARES

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees' Deferred Compensation Plan. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2009.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
K. Dun Gifford	Evergreen Asset Allocation Fund Evergreen Emerging Markets Growth Fund Evergreen Equity Income Fund Evergreen Fundamental Large Cap Fund Evergreen Global Opportunities Fund Evergreen Health Care Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000	Over $100,000
Dr. Leroy Keith. Jr.	Evergreen Asset Allocation Fund
Evergreen Core Plus Bond Fund
Evergreen Global Opportunities Fund
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund
	Evergreen Utility and Telecommunications Fund	$1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	Over $100,000
Carol A. Kosel	Evergreen Asset Allocation Fund Evergreen Small Cap Value Fund	$50,001-$100,000 $50,001-$100,000	Over $100,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund
Evergreen Core Bond Fund[1]
Evergreen Core Plus Bond Fund[1]
Evergreen Diversified Income Builder Fund[1]
Evergreen Equity Income Fund
Evergreen International Equity Fund[2]
Evergreen Money Market Fund[2]
Evergreen Omega Fund[1]
Evergreen Short Intermediate Bond Fund[2]
Evergreen Strategic Municipal Bond Fund
	Evergreen U.S. Government Fund[1]	$10,001-$50,000 Over $100,000 $10,001-$50,000 Over $100,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 Over $100,000	Over $100,000
Patricia B. Norris	Evergreen Disciplined Value Fund
Evergreen Diversified Capital Builder Fund
Evergreen Emerging Markets Growth Fund
Evergreen Global Opportunities Fund
Evergreen Growth Fund
Evergreen Health Care Fund
Evergreen International Equity Fund
Evergreen Municipal Money Market Fund
Evergreen Precious Metals Fund
Evergreen Utility and Telecommunications Fund
		$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund Evergreen Multi-Sector Income Fund Evergreen Precious Metals Fund Evergreen Utilities and High Income Fund	$10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Russell A. Salton, III, MD	Evergreen Asset Allocation Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Opportunities Fund[1]
Evergreen International Bond Fund[1]
	Evergreen Intrinsic Value Fund[1]	Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000 $50,001-$100,000	Over $100,000
Michael S. Scofield	Evergreen Adjustable Rate Fund
Evergreen Asset Allocation Fund
Evergreen Core Bond Fund[1]
Evergreen Disciplined Value Fund[2]
Evergreen Diversified Capital Builder Fund[1]
Evergreen Equity Index Fund
Evergreen Global Opportunities Fund[2]
Evergreen Golden Core Opportunities Fund
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[2]
	Evergreen Utility and Telecommunications Fund[2]	$10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]
Evergreen Core Plus Bond Fund[1]
Evergreen Diversified Capital Builder Fund
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen International Balanced Income Fund
Evergreen International Bond Fund[1]
Evergreen Intrinsic Value Fund[1]
Evergreen Multi-Sector Income Fund
Evergreen Municipal Bond Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund	Over $100,000
$10,001-$50,000
$50,001-$100,000
Over $100,000
Over $100,000
Over $100,000
$1-$10,000
$10,001-$50,000
$50,001-$100,000
Over $100,000
$10,001-$50,000
$50,001-$100,000
$50,001-$100,000
		$1-$10,000	Over $100,000

Interested Trustees:
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
William Walt Pettit	Evergreen Asset Allocation Fund[1]
Evergreen Disciplined Value Fund[1]
Evergreen Diversified Capital Builder Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Equity Income Fund[1]
Evergreen Fundamental Large Cap Fund[2]
Evergreen Global Large Cap Equity Fund[2]
Evergreen Global Opportunities Fund[2]
Evergreen Growth Fund[1]
Evergreen Health Care Fund[2]
Evergreen International Equity Fund[2]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Municipal Money Market Fund
Evergreen Omega Fund[1]
Evergreen Small-Mid Growth Fund[1]
Evergreen Utility and Telecommunications Fund[2]	$1-$10,000
$1-$10,000
$1-$10,000
$10,001-$50,000
Over $100,000
$1-$10,000
Over $100,000
$10,001-$50,000
Over $100,000
Over $100,000
Over $100,000
$10,001-$50,000
$1-$10,000
$1-$10,000
$50,001-$100,000
$1-$10,000
$1-$10,000
		Over $100,000	Over $100,000
Richard K. Wagoner	Evergreen Equity Income Fund
Evergreen Income Advantage Fund
Evergreen Mid Cap Growth Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Special Values Fund
	Evergreen Utilities and High Income Fund	Over $100,000 $1-$10,000 $50,001-$100,000 Over $100,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000	Over $100,000
1	Invested through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.
2	Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. McDonnell Â– Evergreen Money Market Fund: $1-$10,000; and Evergreen Short Intermediate Bond Fund $1-$10,000; Mr. Pettit Â– Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Health Care Fund: $10,001-$50,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000; and Mr. Scofield Â– Evergreen Disciplined Value Fund: $10,001-$50,000; Evergreen Diversified Capital Builder Fund: $10,001-$50,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Omega Fund: $1-$10,000; and Evergreen Utility and Telecommunications Fund: $1-$10,000.

OFFICER INFORMATION

Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Principal Officers
Name, Address and Date of Birth	Position with Trust	Principal Occupation for the Last Five Years
W. Douglas Munn 200 Berkeley Street Boston, MA 02116 DOB: 4/21/1963	President since 2009	President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC.
Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management
1	Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund, Evergreen Diversified Income Opportunities Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer for Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Fund may be affiliated persons of the Fund and an affiliated person of EIMC or Wells Fargo Funds Distributor, LLC ("WFFD") by virtue of their positions as an officer or employee of EIMC or WFFD. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of February 1, 2010, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of February 1, 2010.

Any person who owns beneficially 25% or more of the outstanding shares of a Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.

Principal Fund Holders
Emerging Markets Growth Fund Class A
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	23.30%
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit Of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	10.75%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	9.08%
Emerging Markets Growth Fund Class B
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	11.49%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	7.61%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	5.38%
Emerging Markets Growth Fund Class C
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	28.57%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	17.77%
Emerging Markets Growth Fund Class I
Wachovia Bank Trust Accounts Attn: Ginny Batten CMG-1151 301 S Tryon Street, 11th Floor Charlotte, NC 28202	24.45%
Wachovia Bank Trust Accounts Attn: Ginny Batten CMG-1151 301 S Tryon Street, 11th Floor Charlotte, NC 28202	17.33%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	13.99%
Prudential Investment Mgmt. Services For the Benefit Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	12.79%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	11.18%
Global Large Cap Equity Fund Class A
None	None
Global Large Cap Equity Fund Class B
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	7.55%
Global Large Cap Equity Fund Class C
None	None
Global Large Cap Equity Fund Class I
Wachovia Bank Cash Acct. 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	8.55%
Oppenheimer & Co. Inc. FBO Doris Bernays Held Revocable Trust Doris Bernays Held Trustee 102 Appleton Street Cambridge, MA 02138-3339	7.40%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.43%
Global Opportunities Fund Class A
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit Of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	13.10%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	8.94%
Global Opportunities Fund Class B
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	7.19%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.41%
Global Opportunities Fund Class C
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	21.66%
Citigroup Global markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	10.62%
Global Opportunities Fund Class I
Wachovia Bank 401(k) Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	81.17%
International Bond Fund Class A
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	43.47%
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	11.45%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.79%
International Bond Fund Class B
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	11.95%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	8.91%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	7.82%
International Bond Fund Class C
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	24.88%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	10.55%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	7.46%
International Bond Fund Class I
Wachovia Bank Cash Acct. Attn: Trust Operations Funds Group 401 S Tryong Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	29.82%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	13.00%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Funds Group 401 S Tryong Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	7.87%
NFS LLC FEBO US Bank National Association 1555 N Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	6.87%
International Bond Fund Class IS
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	31.49%
SEI Private Trust Company FBO One Freedom Valley Drive Oaks, PA 19456-9989	15.35%
International Equity Fund Class A
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	8.89%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.80%
International Equity Fund Class B
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.91%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	5.84%
International Equity Fund Class C
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	11.18%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	6.17%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	5.02%
International Equity Fund Class I
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	39.91%
Wachovia Bank 401(k) Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	29.13%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	12.40%
Wachovia Bank Cash/Reinvest Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	6.52%
International Equity Fund Class R
Hartford Life Insurance Co. Seperate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	43.99%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	41.48%
Frontier Trust Company FBO Long Stanton Manufacturing Co. PSP PO Box 10758 Fargo, ND 58106-0758	7.43%
Intrinsic World Equity Fund Class A
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	6.66%
Intrinsic World Equity Fund Class B
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	35.50%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	15.11%
First Clearing, LLC Thomas S. Fregiato 69534 Highland Ave. Bridgeport, OH 43912-1662	10.35%
Intrinsic World Equity Fund Class C
RBC Capital Markets Corp. FBO Norman H. Richter Trustee Phyllis M. Richter Trustee 8936 W Kerry Lane Peoria, AZ 85382-8581	9.46%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	8.37%
Intrinsic World Equity Fund Class I
Prudential Investment Mgmt. Services For the Benefit Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	65.91%
Judith Greenblatt 14 Herkimer Ave. Jericho, NY 11753-1525	25.49%
State Street Bank & Trust Co., Custodian SEP TRA FBO Richard E. Rayve 2275 Fiesta Dr. Troy, OH 45373-4407	5.51%

INVESTMENT ADVISOR

EIMC, a wholly owned subsidiary of Wells Fargo, is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104.

On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the applicable Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Board, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays all of the expenses incurred in connection with the provision of its services.

The Fund pays all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described below); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Advisory Agreement may be renewed from year to year only if approved at least annually by the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

For a discussion regarding the considerations of the Board for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report most recently issued after the approval or renewal of the Fund's advisory agreement for the most recent fiscal period.

EIMC is entitled to receive from each Fund a fee at an annual rate based on each Fund's average daily net assets as follows:

Evergreen Emerging Markets Growth Fund
Aggregate Average Daily Net Assets	Fee
First $200 million	1.30%
Next $200 million	1.20%
Next $200 million	1.10%
Over $600 million	1.00%

Evergreen Global Large Cap Equity Fund
Aggregate Average Daily Net Assets	Fee
First $200 million	0.87%
Next $200 million	0.80%
Next $200 million	0.75%
Over $600 million	0.70%

Evergreen Global Opportunities Fund
Aggregate Average Daily Net Assets
first $200 million	0.91%
next $200 million	0.86%
next $200 million	0.76%
over $600 million	0.66%

Evergreen International Bond Fund
Aggregate Average Daily Net Assets of the Fund	Fee
First $250 million	0.52%
Next $250 million	0.50%
Next $500 million	0.48%
Over $1 billion	0.45%

Evergreen International Equity Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA International Equity Fund	Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

Evergreen Intrinsic World Equity Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Over $2.5 billion	0.45%

Below are the advisory fees paid by each Fund for the last three fiscal years.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived and Expenses Reimbursed
October 31, 2009
Emerging Markets Growth Fund	$5,267,657	$39,728
Global Large Cap Equity Fund	$230,002	$294,887
Global Opportunities Fund	$2,705,046	$0
International Bond Fund	$5,219,349	$0
International Equity Fund	$4,467,828	$0
Intrinsic World Equity Fund	$587,065	$0
October 31, 2008
Emerging Markets Growth Fund	$7,767,950	$162,405
Global Large Cap Equity Fund	$709,249	$237,803
Global Opportunities Fund	$5,080,905	$172
International Bond Fund	$5,663,459	$401
International Equity Fund	$9,507,831	$562
Intrinsic World Equity Fund	$1,325,948	$51
October 31, 2007
Emerging Markets Growth Fund	$7,151,355	$63,427
Global Large Cap Equity Fund	$985,053	$226,784
Global Opportunities Fund	$4,517,354	$0
International Bond Fund	$5,347,121	$0
International Equity Fund	$12,893,093	$0
Intrinsic World Equity Fund1,[2]	$2,364,658	$0
1	For the ten months ended October 31, 2007. Effective October 31, 2007, Intrisic World Equity Fund changed its fiscal year end from December 31 to October 31.
2	Intrinsic World Equity Fund's predecessor Fund, Atlas Fund, was a series of Atlas Funds. Amounts paid prior to May 21, 2007 were paid by the Atlas Funds to its investment advisor. The amount shown represent the aggregate advisory fees paid and aggregate advisory fees waived by Atlas Funds for the period indicated.

SUB-ADVISOR

First International Advisors, LLC ("FIA"), a subsidiary of Wells Fargo, acts as the sub-advisor to International Bond Fund. EIMC pays FIA for sub-advisory services. International Bond Fund does not pay a direct fee to FIA for its sub-advisory services.

EIMC pays FIA a fee at the annual rate based on the Fund's average daily total assets as follows:

Evergreen International Bond Fund
Aggregate Average Daily Net Assets	Fee
First $250 million	0.52%
Next $250 million	0.50%
Next $500 million	0.48%
Over $1 billion	0.45%

Metropolitan West Capital Management, LLC ("MetWest Capital"), a subsidiary of Wells Fargo and an affiliate of EIMC, is the sub-advisor to Intrinsic World Equity Fund. As sub-advisor, MetWest Capital manages the Fund's investments on a day-to-day basis. EIMC pays a portion of its advisory fee to MetWest Capital for its services. The Fund does not pay a direct fee to MetWest Capital for its services.

EIMC pays MetWest Capital a fee at the following annual rate which is computed as of the close of business each day and paid monthly:

Evergreen Intrinsic World Equity Fund
Aggregate Average Daily Net Assets	Fee
First $250 million	0.35%
Next $750 million	0.275%
Over $1 billion	0.20%

PORTFOLIO MANAGER(S)

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager(s) of the Funds as of the Funds' most recent period ended October 31, 2009.

Portfolio Manager		(Assets in Thousands)
Peter Wilson	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund[1]	$170,532
	Evergreen International Bond Fund	$1,291,953
	Evergreen Multi Sector Income Fund[1]	$892,672
	Evergreen International Balanced Income Fund[1]	$187,895
	TOTAL	$2,543,052
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	[1] Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Anthony J. Norris	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund[2]	$170,532
	Evergreen International Bond Fund	$1,291,953
	Evergreen Multi-Sector Income Fund[2]	$892,672
	Evergreen International Balanced Income Fund[2]	$187,895
	TOTAL	$2,543,052
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	[2] Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Alex Perrin	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund[3]	$170,532
	Evergreen International Bond Fund	$1,291,953
	Evergreen Multi-Sector Income Fund[3]	$892,672
	Evergreen International Balanced Income Fund[3]	$187,895
	TOTAL	$2,543,052
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	[3] Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Michael Lee	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund[4]	$170,532
	Evergreen International Bond Fund	$1,291,953
	Evergreen Multi-Sector Income Fund[4]	$892,672
	Evergreen International Balanced Income Fund[4]	$187,895
	TOTAL	$2,543,052
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	[4] Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of Ocotber 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Portfolio Manager		(Assets in Thousands)
Jerry (Yi) Zhang	Assets of registered investment companies managed
	Evergreen Emerging Markets Growth Fund	$687,791
	TOTAL	$687,791
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0

Francis X. Claro	Assets of registered investment companies managed
	Evergreen Global Opportunities Fund [5]	$321,922
	Evergreen International Balanced Income Fund [5]	$186,607
	Evergreen International Equity Fund	$989,280
	Evergreen VA International Equity Fund	$880,080
	Clarington Global Small Cap Fund [5]	$26,975
	Wells Fargo Advantage International Core Fund	$3,761
	Wells Fargo Advantage International Equity Fund	$392,194
	MMA Praxis Inernational Fund	$92,649
	TOTAL	$2,911,552
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	3
	Assets of other pooled investment vehicles managed	$73,855
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	8
	Assets of other accounts managed	$248,943
	Number of those subject to performance fee	0
	Asets of those subject to performance fee	$0
	[5] Mr. Claro is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund, Clarington Global Small Cap Fund, Evergreen International Balanced Income Fund and Wells Fargo Advantage International Equity Fund. As of October 31, 2009, Mr. Claro was responsible only for approximately $445.1 million of the $927.7 million in assets in these funds.

James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Special Values Fund	$857,193
	Evergreen VA Special Values Fund	$66,739
	Evergreen Fundamental Mid Cap Value Fund	$1,472
	Evergreen Global Opportunities Fund [6]	$321,922
	Evergreen Small Cap Value Fund	$36,437
	Clarington Global Small Cap Fund [6]	$26,975
	TOTAL	$1,310,738
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed	$113,771
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	4
	Assets of other account managed	$202,660
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	[6] Mr. Tringas is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund or Clarington Global Small Cap Fund. As of October 31, 2009, Mr. Tringas was responsible only for approximately $155.4 million of the $348.9 million in assets in these funds.

William E. Zieff	Assets of registered investment companies managed
	Evergreen Enhanced S&P 500 Fund	$700,172
	Evergreen Disciplined Value Fund	$135,881
	Evergreen Global Large Cap Equity Fund	$66,318
	Evergreen Equity Index Fund	$411,034
	TOTAL	$1,313,405
	Number of those subject to performance fee	1
	Assets of those subject to performance fee	$700,172
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$1,144,819
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	42
	Assets of other accounts managed	$5,583,788
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

Portfolio Manager			(Assets in Thousands)
Howard Gleicher, CFA	Assets of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,043,233
	Grail American Beacon Large Cap Value ETF		$979
	CIBC Imperial U.S. Equity Pool Fund		$151,008
	CIBC Renaissance U.S. Equity Fund		$19,186
	CIBC Frontiers U.S. Equity Pool		$81,481
	Evergreen Intrinsic Value Fund		$997,189
	Evergreen Intrinsic World Equity Fund		$104,814
	LVIP Wells Fargo Intrinsic Value Fund		$367,401
	MM US Equity Fund		$8,887
	Natixis Actions U.S. Fund		$1,098,472
	Northern Trust Multi-Manager Large Cap Fund		$154,437
	Scotia Capital Pinnacle American Value Equity Fund		$66,361
	Scotia U.S. Value Fund		$72,641
	TOTAL		$5,166,089
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed		$433,552
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other accounts managed		407
	Assets of other accounts managed		$5,737,859
	Number of those subject to performance fee		2
	Assets of those subject to performance fee		$42,649

David M. Graham	Assets of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,043,233
	Grail American Beacon Large Cap Value ETF		$979
	CIBC Imperial U.S. Equity Pool Fund		$151,008
	CIBC Renaissance U.S. Equity Fund		$19,186
	CIBC Frontiers U.S. Equity Pool		$81,481
	Evergreen Intrinsic Value Fund		$997,189
	Evergreen Intrinsic World Equity Fund		$104,814
	LVIP Wells Fargo Intrinsic Value Fund		$367,401
	MM US Equity Fund		$8,887
	Natixis Actions U.S. Fund		$1,098,472
	Northern Trust Multi-Manager Large Cap Fund		$154,437
	Scotia Capital Pinnacle American Value Equity Fund		$66,361
	Scotia U.S. Value Fund		$72,641
	TOTAL		$5,166,089
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed		$433,552
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other accounts managed		407
	Assets of other accounts managed		$5,737,859
	Number of those subject to performance fee		2
	Asets of those subject to performance fee		$42,649

Gary W. Lisenbee	Asset of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,043,233
	Grail American Beacon Large Cap Value ETF		$979
	CIBC Imperial U.S. Equity Pool Funds		$151,008
	CIBC Renaissance U.S. Equity Fund		$19,186
	CIBC Frontiers U.S. Equity Pool		$81,481
	Evergreen Intrinsic Value Fund		$997,189
	Evergreen Intrinsic World Equity Fund		$104,814
	LVIP Wells Fargo Intrinsic Value Fund		$367,401
	MM US Equity Fund		$8,887
	Natixis Action U.S. Fund		$1,098,472
	Northern Trust Multi-Manager Large Cap Fund		$154,437
	Scotia Capital Pinnacle American Value Equity Fund		$66,361
	Scotia U.S. Value Fund		$72,641
	TOTAL		$5,166,089
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed		$433,552
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other account managed		407
	Assets of other account managed		$5,737,859
	Number of those subject to performance fee		2
	Assets of those subject to performance fee		$42,649

Jeffrey Peck	Asset of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,043,233
	Grail American Beacon Large Cap Value ETF		$979
	CIBC Imperial U.S. Equity Pool Fund		$151,008
	CIBC Renaissance U.S. Equity Fund		$19,186
	CIBC Frontiers U.S. Equity Pool		$81,481
	Evergreen Intrinsic Value Fund		$997,189
	Evergreen Intrinsic World Equity Fund		$104,814
	LVIP Wells Fargo Intrinsic Value Fund		$367,401
	MM US Equity Fund		$8,887
	Natixis Action U.S. Fund		$1,098,472
	Northern Trust Multi-Manager Large Cap Fund		$154,437
	Scotia Capital Pinnacle American Value Equity Fund		$66,361
	Scotia U.S. Value Fund		$72,641
	TOTAL		$5,166,089
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed	S	433,552
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	Number of other account managed		407
	Assets of other account managed		$5,737,859
	Number of those subject to performance fee		2
	Assets of those subject to performance fee		$42,649

CONFLICTS OF INTEREST

EIMC, FIA and MetWest Capital. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

None of EIMC, FIA or MetWest Capital receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC, sub-advisors and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds -- for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC and sub-advisors, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC, FIA or MetWest Capital have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

EIMC. The compensation structure for EIMC's portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

In addition to being compensated as described above, for calendar year 2009, Francis Claro received a portion of the management and performance fees charged to a privately offered fund for which he served as portfolio manager.

MetWest Capital. Compensation for investment professionals consists of a base salary and bonus. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically three to five years). Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds' fiscal year ended October 31, 2009. Total exposure equals the sum of (i) the portfolio manager's beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager's Evergreen fund holdings through the Wells Fargo 401(k) plan, plus (iii) the portfolio manager's Wells Fargo deferred compensation plan exposure to Evergreen funds.

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund	Dollar Range of Holdings in Evergreen Family of Funds
Yi (Jerry) Zhang	Emerging Markets Growth Fund	$1-$10,000	$1-$10,000
William Zieff	Global Large Cap Equity Fund	$10,001-$50,000	$50,001-$100,000
Francis Claro	Global Opportunities Fund	$10,001-$50,000	$500,001-$1,000,000
	International Equity Fund	$0
Anthony Norris	International Bond Fund	$0[1]	$0[1]
Alex Perrin	International Bond Fund	$0[1]	$0[1]
Peter Wilson	International Bond Fund	$0[1]	$0[1]
Michael Lee	International Bond Fund	$0[1]	$0[1]
Howard Gleicher	Intrinsic World Equity Fund	$10,001-$50,000	$100,001-$500,000
Gary Lisenbee	Intrinsic World Equity Fund	$1-$10,000	$1-$10,000
David Graham	Intrinsic World Equity Fund	$1-$10,000	$1-$10,000
Jeffrey Peck	Intrinsic World Equity Fund	$1-$10,000	$1-$10,000
James Tringas	Global Opportunities Fund	$0	$10,001-$50,000
1	Messrs. Norris, Perrin, Wilson and Lee are non-U.S. residents and therefore do not hold shares of the Evergreen funds.

BROKERAGE

BROKERAGE COMMISSIONS

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund does not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price usually includes an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers similarly includes the dealer's mark-up or reflect a dealer's mark-down. When the Fund executes transactions in the over-the-counter market, it deals with primary market makers unless more favorable prices are otherwise obtainable.

BROKERAGE COMMISSIONS PAID

Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers and; (2) Wells Fargo Advisors, LLC (formerly Wachovia Securities, LLC), an affiliate of Wells Fargo that places trades through its wholly owned subsidiary, First Clearing Corp.

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
October 31, 2009
Emerging Markets Growth Fund	$506,434	$0
Global Large Cap Equity Fund	$18,386	$0
Global Opportunities Fund	$1,503,490	$24,969
International Bond Fund	$0	$0
International Equity Fund	$4,708,200	$0
Intrinsic World Equity Fund	$74,059	$100
October 31, 2008
Emerging Markets Growth Fund	$1,124,073	$0
Global Large Cap Equity Fund	$34,181	$0
Global Opportunities Fund	$1,941,404	$50,857
International Bond Fund	$0	$0
International Equity Fund	$6,782,183	$0
Intrinsic World Equity Fund	$299,325	$0
October 31, 2007
Emerging Markets Growth Fund	$1,412,414	$0
Global Large Cap Equity Fund	$53,992	$0
Global Opportunities Fund	$1,258,644
International Bond Fund	$0	$0
International Equity Fund	$4,124,047	$0
October 31, 2006

PERCENTAGE OF BROKERAGE COMMISSIONS PAID TO AFFILIATES

The table below shows, for the fiscal year ended October 31, 2009, (1) the percentage of aggregate brokerage commissions paid by each Fund to Wells Fargo Advisors, LLC (formerly Wachovia Securities, LLC); and (2) the percentage of each Fund's aggregate dollar amount of commissionable transactions effected through Wells Fargo Advisors, LLC.

Fund	Percentage of Commissions to Wells Fargo & Co., LLC	Percentage of Commissionable Transactions through Wells Fargo & Co., LLC
Global Opportunities Fund	1.7%	1.4%
Intrinsic World Equity Fund	0.1%	0.1%

BROKERAGE COMMISSIONS WITH RESEARCH FIRMS

During the fiscal year ended October 31, 2009, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services ("Research Firms"). Wells Fargo Advisors, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Emerging Markets Growth Fund	$340,967,266	$509,157
Global Large Cap Equity Fund	$36,070,050	$18,385
Global Opportunities Fund	$1,092,708,076	$1,503,257
International Bond Fund	$0	$0
International Equity Fund	$5,193,941,447	$4,704,701
Intrinsic World Equity Fund	$50,131,446	$74,065

The following table lists the value of a Fund's holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund's most recent fiscal year.

Fund	Regular Broker or Dealer	Market Value
Global Large Cap Equity	Bank of America Corp.	342,193
	Goldman Sachs Group, Inc.	439,889
	JPMorgan Chase & Co.	600,360
International Equity Fund	Credit Suisse Group	14,436,829
	Deutsche Bank AG	3,659,326
Intrinsic World Equity Fund	JPMorgan Chase & Co.	2,589,740

SELECTION OF BROKERS

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by the advisor in its discretion. When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

  ability to provide the best net financial result to the Fund;

  efficiency in handling trades;

  ability to trade large blocks of securities;

  reliability (e.g., lack of failed trades);

  readiness to handle possibly difficult trades;

  inventory of securities sought;

  historical and currently quoted commission rates;

  kind and quality of the execution services;

  financial strength and stability; and

   provision of "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion. The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage services so received are in addition to, and not in lieu of, services required to be performed by the advisor and do not reduce the advisory fee payable by the Fund. To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred. It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wells Fargo Advisors, LLC, an affiliate of the Fund's investment advisor and a member of the New York and NYSE AMEX Stock Exchanges, may effect portfolio transactions for the Fund. Wells Fargo Advisors, LLC is a majority-owned subsidiary of Wells Fargo, the advisor's parent.

Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

SIMULTANEOUS TRANSACTIONS

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. Although such aggregation generally benefits clients, it may cause the price, brokerage costs, or the transaction generally to be less favorable to a particular client than if similar transactions were not aggregated or being executed concurrently for other accounts.

PORTFOLIO TURNOVER

The Funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover in any given fiscal year. A Fund's portfolio turnover may vary significantly from one year to the next due to a number of factors, including portfolio management changes, a merger with another fund, and market events. A high rate of portfolio turnover may result in a greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of the Fund's prospectus(es).

PRINCIPAL UNDERWRITER

WFFD, located at 525 Market Street, San Francisco, California, 94105, is the distributor/principal underwriter of the Funds. WFFD markets the Funds through broker-dealers and other financial representatives and receives payments pursuant to the Funds' 12b-1 plans as well as through the sales charges paid in respect of sales of Fund shares. WFFD, a subsidiary of Wells Fargo, is an affiliate of each Fund and EIMC. The Trust has entered into a Distribution Agreement ("Distribution Agreement") with WFFD with respect to each class of the Fund.

WFFD has agreed to act as agent for the distribution of the shares. WFFD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Distribution Agreement provides that WFFD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

All subscriptions and sales of shares by WFFD are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Distribution Agreement, the Fund is not liable to anyone for failure to accept any order.

WFFD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. WFFD has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of WFFD or any other person for whose acts WFFD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

After an initial term of two years, the Distribution Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, or interested persons of any party to the agreement and (ii) by vote of a majority of the Trust's Trustees, in each case.

UNDERWRITING COMMISSIONS

As of October 31, 2009, WFFD, the principal underwriter of each Fund and affiliate of Wells Fargo, had not received any underwriting commissions from sales charges on the sale of Fund shares. Below are the underwriting commissions received by Evergreen Investment Services, Inc. ("EIS"), the former principal underwriter of each Fund and an affiliate of Wells Fargo, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years. EIS is an affiliate of each Fund and EIMC.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
October 31, 2009
Emerging Markets Growth Fund	$1,343,227	$94,154
Global Large Cap Equity Fund	$12,659	$853
Global Opportunities Fund	$154,280	$9,219
International Bond Fund	$490,011	$21,163
International Equity Fund	$150,739	$4,990
Intrinsic World Equity Fund	$4,287	$388
October 31, 2008
Emerging Markets Growth Fund	$1,596,750	$105,023
Global Large Cap Equity Fund	$24,908	$1,487
Global Opportunities Fund	$1,209,673	$69,135
International Bond Fund	$287,341	$15,493
International Equity Fund	$537,577	$20,520
Intrinsic World Equity Fund	$6,384	$443
October 31, 2007
Emerging Markets Growth Fund	$2,576,619	$177,500
Global Large Cap Equity Fund	$48,522	$3,465
Global Opportunities Fund	$2,970,071	$177,832
International Bond Fund	$59,278	$4,180
International Equity Fund	$897,048	$44,494
Intrinsic World Equity Fund	$5,736	$548

RULE 12b-1 PLANS

In accordance with Rule 12b-1 of the 1940 Act, the Fund bears some of the costs of selling each class of its shares (other than Class I shares, if applicable) pursuant to a distribution plan adopted for each such class (each a "Plan," together the "Plans"). Under the terms of the Plans, with respect to each applicable class, the Fund may collect from Fund assets service and/or distribution fees (collectively referred to as "12b-1 fees") up to a maximum annual percentage of the average daily net assets attributable to the applicable class, as set forth in the table below. Please refer to the prospectus for information regarding the current 12b-1 fee being charged for a class, which may be an amount less than that shown below. The Trustees may, without shareholder approval, increase the 12b-1 fee charged to a class up to the maximum amount allowed under the relevant Plan.

Maximum 12b-1 Fees
Class	Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%
B	1.00%
C	1.00%
S	0.75%
Administrative	0.75%
Institutional Service	0.75%
Investor	0.75%
Participant	0.75%
R	1.00%

Amounts collected under the Plans are used by the Fund to compensate WFFD, the Fund's principal underwriter, pursuant to the Underwriting Agreement entered into between the Trust on behalf of the Fund and WFFD with respect to each of its applicable share classes (for more information, see "Principal Underwriter" above). Amounts collected under the Plans are also paid, either directly or through WFFD, to other entities, including EIMC and certain Wells Fargo affiliates. The 12b-1 fees are used for activities intended primarily to result in the sale of Fund shares, as well as for personal services provided to shareholders and the maintenance of shareholder accounts. For information regarding the percentage of the 12b-1 fee for each class that is used for shareholder services and account maintenance, please see "Service Fees Paid to Investment Firms" below.

The Fund may make payments under the Plans when shares of the Fund are not available for purchase.

Since WFFD's compensation under the Underwriting Agreements is not directly tied to the expenses incurred by WFFD, the compensation received by it from the amounts collected under the Plans during any fiscal year may be more or less than its actual expenses and may result in a profit to WFFD.

Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Each Plan continues in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. All material amendments to any Plan must be approved by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on such approval and no Plan may be amended in order to increase materially the amount to be spent for distribution without the approval of a majority (as defined by the 1940 Act) of the outstanding voting securities of the class affected. A Plan may be terminated (i) by the Fund without penalty at any time on not more than sixty days written notice by a vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, or by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or (ii) by WFFD. To terminate a Plan, the Fund need give no notice to WFFD.

To the extent EIMC and WFFD are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

EIMC may from time to time from its own funds or such other resources as may be permitted by SEC rules make payments for distribution services to WFFD; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. Please see "Additional Compensation to Financial Services Firms" in the prospectus for further information.

SERVICE FEES PAID TO INVESTMENT FIRMS

WFFD will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is subject to the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority ("FINRA").

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

WFFD will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. WFFD will pay service fees only to the extent that such amounts have been paid to WFFD by the Fund.

No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

DISTRIBUTION AND/OR SERVICE (12b-1) FEES

Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended October 31, 2009.

Distribution and/or Service Fees
Fund		Class A	Class B	Class C	Class IS
Emerging Markets Growth Fund	Distribution Fees	$0	$150,973	$561,531	N/A
Emerging Markets Growth Fund	Service Fees	$506,200	$50,324	$187,177	N/A
Global Large Cap Equity Fund	Distribution Fees	$0	$18,454	$56,672	N/A
Global Large Cap Equity Fund	Service Fees	$123,343	$6,151	$18,891	N/A
Global Opportunities Fund	Distribution Fees	$0	$255,188	$365,983	N/A
Global Opportunities Fund	Service Fees	$465,290	$85,063	$121,994	N/A
International Bond Fund	Distribution Fees	$0	$82,898	$175,855	$0
International Bond Fund	Service Fees	$334,081	$27,633	$58,618	$12,341
International Equity Fund	Distribution Fees	$0	$183,560	$284,279	N/A
International Equity Fund	Service Fees	$647,471	$61,187	$94,760	N/A
Intrinsic World Equity Fund	Distribution Fees	$0	$1,236	$2,979	N/A
Intrinsic World Equity Fund	Service Fees	$234,635	$412	$993	N/A

Distribution and/or Service Fees
Fund		Class R
International Equity Fund	Distribution Fees	$8,564
International Equity Fund	Service Fees	$8,563

OTHER SERVICE PROVIDERS

ADMINISTRATOR

EIMC, a subsidiary of Wells Fargo and an affiliate of each Fund, also serves as administrator to the Funds, subject to the supervision and control of the Board. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rates:

Average Daily Net Assets of the Evergreen funds (excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative fees paid by each Fund for the last three fiscal years. For periods prior to January 1, 2008, the administrative fees were paid to the Funds' predecessor administrator.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid
October 31, 2009
Emerging Markets Growth Fund	$433,187
Global Large Cap Equity Fund	$60,332
Global Opportunities Fund	$302,944
International Bond Fund	$1,060,784
International Equity Fund	$987,902
Intrinsic World Equity Fund	$94,688
October 31, 2008
Emerging Markets Growth Fund	$674,869
Global Large Cap Equity Fund	$108,780
Global Opportunities Fund	$607,365
International Bond Fund	$1,157,438
International Equity Fund	$2,336,660
Intrinsic World Equity Fund	$213,679
October 31, 2007
Emerging Markets Growth Fund	$601,461
Global Large Cap Equity Fund	$138,490
Global Opportunities Fund	$526,980
International Bond Fund	$1,082,025
International Equity Fund	$3,256,909
Intrinsic World Equity Fund1,[2]	$168,641
1	For the ten months ended October 31, 2007. Effective October 31, 2007, Intrisic World Equity Fund changed its fiscal year end from December 31 to October 31.
2	Prior to May 21, 2007, Intrinsic World Equity Fund's predecessor fund, Atlas Fund, paid no administrative fees to its administrator.

TRANSFER AGENT

Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wells Fargo and an affiliate of each Fund and EIMC, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account [1]	Annual Fee Per Closed Account [2]
Monthly Dividend Funds	$26.00	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00
1	The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ("sub-transfer agency fees"). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to ten percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.
2	The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical tax information.

The table below shows the transfer agency fees paid by the Funds to ESC for the last three fiscal years. The amounts shown include transfer agency fees paid directly by the Funds to ESC for transfer agency services, including the maintenance of accounts (open and closed) held directly with the Funds, fees paid by the Funds to ESC and remitted to financial intermediaries (a portion of which was remitted to affiliates of EIMC and Wells Fargo) as reimbursement for sub-transfer agency services (the "reimbursement program"), and fees retained by ESC as compensation for the operation of the reimbursement program.

Transfer Agency Fees Paid
Fund/Fiscal Year or Period	Transfer Agency Fees Paid
October 31, 2009
Emerging Markets Growth Fund	$1,209,390
Global Large Cap Equity Fund	$363,163
Global Opportunities Fund	$1,037,684
International Bond Fund	$829,435
International Equity Fund	$1,554,853
Intrinsic World Equity Fund	$368,336
October 31, 2008
Emerging Markets Growth Fund	$920,732
Global Large Cap Equity Fund	$442,983
Global Opportunities Fund	$1,328,284
International Bond Fund	$471,763
International Equity Fund	$1,940,211
Intrinsic World Equity Fund	$523,096
October 31, 2007
Emerging Markets Growth Fund	$604,373
Global Large Cap Equity Fund	$535,752
Global Opportunities Fund	$968,929
International Bond Fund	$369,099
International Equity Fund	$2,059,908
Intrinsic World Equity Fund1,[2]	$437,701
1	For the ten months ended October 31, 2007. Effective October 31, 2007, Intrisic World Equity Fund changed its fiscal year end from December 31 to October 31.
2	Amounts paid prior to May 21, 2007 were paid by Intrinsic World Equity Fund's predecessor fund, Atlas Fund, to its transfer agent.

SECURITIES LENDING AGENT

Wachovia Bank, N.A., a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. Since Wachovia Bank, N.A. did not serve as securities lending agent to the Funds, it did not earn any fees during the fiscal year ended October 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Evergreen fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Evergreen fund's securities and cash, and performs other related duties.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as counsel to the Evergreen funds and the Independent Trustees of the Trusts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through WFFD, broker-dealers that have entered into special agreements with WFFD or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge ("CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

CLASS A SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, certain individuals are eligible to purchase Class A shares at NAV, including but not limited to, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wells Fargo and its affiliates; members of each such individual's immediate family; employees of broker-dealer firms that have entered into dealer agreements with WFFD, and members of each such individual's immediate family. Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and WFFD. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America's Utility Fund.

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of October 31, 2009.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share[1]	Offering Price Per Share
Emerging Markets Growth Fund	$16.99	5.75%	$18.03
Global Large Cap Equity Fund	$11.57	5.75%	$12.28
Global Opportunities Fund	$24.96	5.75%	$26.48
International Bond Fund	$11.59	4.75%	$12.17
International Equity Fund	$6.57	5.75%	$6.97
Intrinsic World Equity Fund	$13.27	5.75%	$14.08
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

CLASS B SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. For Evergreen Adjustable Rate Fund, Evergreen Short Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, Class B shares purchased prior to April 2, 2007 that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares of Evergreen Adjustable Rate Fund, Evergreen Short Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund purchased after April 2, 2007 will automatically convert to Class A shares after six years without the imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class B shares of a Fund are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) through the Fund's dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason.

CLASS C SHARES, CLASS I SHARES (ALSO REFERRED TO AS INSTITUTIONAL SHARES), CLASS R SHARES, CLASS S SHARES, ADMINISTRATIVE SHARES, CLASS IS SHARES (ALSO REFERRED TO AS INSTITUTIONAL SERVICE SHARES), INVESTOR SHARES AND PARTICIPANT SHARES

The Fund's prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Class IS shares (also referred to as Institutional Service shares), Investor shares and Participant shares.

CONTINGENT DEFERRED SALES CHARGE

A CDSC is charged on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares. With respect to Class B and Class C shares, the amount of the CDSC depends on the length of time the shares are held, as set forth in the prospectus. The holding period for the CDSC begins on the day your purchase is accepted. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares would be subject to the maximum CDSC until January 2nd of the following year. From that day until January 2nd of the following year, you would be subject to the next highest CDSC, and so on. With respect to Class A shares, investments of $1 million or more in most Funds will be subject to a CDSC of 1.00% if any such shares are redeemed within 18 months of purchase. The holding period for the CDSC ends on the first day of the 18th month after your purchase is accepted, regardless of the day of the month that your purchase was accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will not be subject to the CDSC after December 31st of the following year.

REDEMPTION-IN-KIND

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

EXCHANGES

Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Board reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See "Taxes on the Sale or Exchange of Fund Shares" below.

AUTOMATIC REINVESTMENT

A shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

CALCULATION OF NET ASSET VALUE (NAV)

The Fund calculates its NAV once daily on Monday through Friday as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

Current values for the Fund's portfolio securities are determined as follows:

  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

  Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

  Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

  Debt securities maturing in 60 days or less from acquisition date are generally valued at amortized cost, which approximates market value.

  Securities and other assets for which market quotations are not readily available or are, in the opinion of the investment advisor, unreliable, will be valued at prices deemed in good faith to be fair under procedures established by the Board.

  Investments in other mutual funds are valued at such funds' net asset value.

  The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify for treatment as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paidÂ—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized capital gains that it timely distributes to shareholders. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31st. The Fund anticipates meeting such distribution requirements.

If the Fund were to fail to qualify for the special tax treatment accorded to RICs in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

TAXES ON DISTRIBUTIONS

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether reinvested in additional shares or paid out in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for individuals (i.e., subject to tax under Part 1 of Subchapter A of the Code) who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. Generally, if the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other individuals.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at rates applicable to long-term capital gains, which in the case of individuals has been temporarily reduced to no higher than 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Note that dividends received by the Fund from a real estate investment trust (a "REIT") generally will not constitute qualified dividend income. Additionally, the portion of any Fund distributions that represents (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to securities lending transactions or (ii) dividend income received by the Fund on securities it temporarily purchased from counterparties pursuant to certain repurchase agreements will not constitute qualified dividend income or be eligible for the dividends-received deduction.

From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Note that a portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.  Also note that investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs").  Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, in which case the investment returns would be reduced. The U.S. has entered into tax treaties with many foreign countries, which entitles a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains, dividends and interest.

If more than 50% of the value of the Fund's total assets at the end of the taxable year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. The Fund intends to make such an election to the extent that it meets the 50% threshold and its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Shareholders in Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities will not be entitled to a credit or deduction with respect to foreign taxes on the investment income received by such Funds. This will decrease the Fund's yield on securities subject to such taxes.

The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may cause a difference between the Fund's book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares; and (iii) thereafter, as a gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

A Fund that invests in a wholly owned foreign subsidiary (treated as a controlled foreign corporation ("CFC") for U.S. federal income tax purposes) will generally be required to include in gross income all of the CFC's "subpart F income." Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by the CFC during a tax year will not flow through to the investing Fund and thus will not be available to offset the Fund's other income or capital gains. If the Fund recognizes subpart F income in excess of actual distributions from the CFC in a particular year, it may be required to liquidate other investments in order to satisfy its distribution requirements.

CAPITAL LOSS CARRYFORWARDS

If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization, may be subject to limitations that could restrict the utilization of such losses. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

SPECIAL TAX INFORMATION FOR SHAREHOLDERS OF MUNICIPAL BOND OR MUNICIPAL MONEY MARKET FUNDS

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a "substantial user" (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long-term capital gains received by the shareholder.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a temporarily reduced federal income tax rate of no higher than 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

OTHER TAX CONSIDERATIONS

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% (this rate expires at the end of 2010 and the back-up withholding rate will then be 31%) on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether paid out in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. This rule may also apply to distributions that are properly designated as exempt-interest dividends. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2010. (Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011.  As of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be). Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Evergreen Investment Management Company, LLC
Proxy Voting Policy and Procedures

February 1, 2009

Statement of Principles
Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee
Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking
Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest
Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wells Fargo Company will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines
The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2009.

1. Auditors
Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their ownÂ–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for electionÂ–any or all appropriate nominees (except new) may be held accountable.

  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive;

  The company receives an adverse opinion on the company's financial statements from its auditor; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive's pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options;

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director, unless the company satisfies all of the following criteria:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

    Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

    Serving as liaison between the chairman and the independent directors,

    Approving information sent to the board,

    Approving meeting agendas for the board,

    Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

    Having the authority to call meetings of the independent directors,

    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  Two-thirds independent board;

  All-independent key committees;

  Established governance guidelines;

  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

  The company does not have any problematic governance issues. The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

    Egregious compensation practices;

    Multiple related-party transactions or other issues putting director independence at risk;

    Corporate and/or management scandals;

    Excessive problematic corporate governance provisions; or

    Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

  a classified board structure;

  a supermajority vote requirement;

  majority vote standard for director elections with no carve out for contested elections;

  the inability of shareholders to call special meetings;

  the inability of shareholders to act by written consent;

  a dual-class structure; and/or

  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests
Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management's track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident's candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

  the trigger (NOL pills generally have a trigger slightly below 5%);

  the value of the NOLs;

  the term;

  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation Â– Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction Â– How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale Â– Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process Â– Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest Â– Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance Â– Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

  Reasons for reincorporation;

  Comparison of company's governance practices and provisions prior to and following the reincorporation; and

  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;

  The dilutive impact of the request as determined through an allowable cap generated by a quantitative model;

  The board's governance structure and practices; and

  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;

  The dilutive impact of the request as determined through an allowable cap generated by a quantitative model;

  The board's governance structure and practices; and

  Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation
Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

  The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

  Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Excessive perks/tax reimbursements:

    Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

    Reimbursement of income taxes on executive perquisites or other payments;

    Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:

    Inclusion of additional years of service not worked that result in significant payouts;

    Inclusion of performance-based equity awards in the pension calculation;

  New CEO with overly generous new hire package:

    Excessive "make whole" provisions;

    Any of the poor pay practices listed in this policy;

  Excessive severance and/or change in control provisions:

    Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

    Payments upon an executive's termination in connection with performance failure;

    Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

    New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

    Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

    New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

    Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Dividends or dividend equivalents paid on unvested performance shares or units;

  Poor disclosure practices:

    Unclear explanation of how the CEO is involved in the pay setting process;

    Retrospective performance targets and methodology not discussed;

    Methodology for benchmarking practices and/or peer group not disclosed and explained;

  Internal Pay Disparity:

    Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

  Options backdating;

  Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

  Relative Considerations:

    Assessment of performance metrics relative to business strategy, as discussed and explained in the CDA;

    Evaluation of peer groups used to set target pay or award opportunities;

    Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

  Design Considerations:

    Balance of fixed versus performance-driven pay;

    Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

  Communication Considerations:

    Evaluation of information and board rationale provided in CDA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans Â— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

  Rationale for the re-pricing--was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting--does the new option vest immediately or is there a black-out period?

  Term of the optionÂ—the term should remain the same as that of the replaced option;

  Exercise priceÂ—should be set at fair market or a premium to market;

  ParticipantsÂ—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

    Rigorous stock ownership guidelines, or

    A holding period requirement coupled with a significant long-term ownership requirement, or

    A meaningful retention ratio,

  Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues
Overall Approach

When evaluating social and environmental shareholder proposals, the following factors are considered:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

  Whether the company's analysis and voting recommendation to shareholders are persuasive;

  What other companies have done in response to the issue addressed in the proposal;

  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

  Whether implementation of the proposal's request would achieve the proposal's objectives;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The company's business and the proportion of it affected by the resolution;

  The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

  Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

  The nature of the company's business and the potential for reputational and market risk exposure;

  The existing disclosure of relevant policies;

  Deviation from established industry norms;

  The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

  Whether the proposal focuses on specific products or geographic regions; and

  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

  The company's level of disclosure is at least comparable to that of industry peers; and

  There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

  Significant controversies, fines, or litigation surrounding a company's public policy activities,

  The company's current level of disclosure on lobbying strategy, and

  The impact that the policy issue may have on the company's business operations.

Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;

  Whether or not existing relevant policies are consistent with internationally recognized standards;

  Whether company facilities and those of its suppliers are monitored and how;

  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

  The scope of the request; and

  Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests
General Issuances
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury ("on the shelf");

  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, we will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, we will support the proposed authority.

In addition, vote AGAINST any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks;

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

We may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

  The overall balance of the proposed plan seems to be clearly in shareholders' interests;

  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every MA analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B

Corporate and Municipal Bond Ratings

This Appendix generally describes the ratings applied to corporate and municipal bonds (as applicable) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Investors Service, Inc. ("Fitch").

Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

Comparison of Long-Term Bond Ratings
Credit Quality	MOODY'S	S	FITCH
Excellent Quality (lowest risk)[1]	Aaa	AAA	AAA
Almost Excellent Quality (very low risk)[1]	Aa	AA	AA
Good Quality (low risk)[1]	A	A	A
Satisfactory Quality (some risk)[1]	Bbb	BBB	BBB
Questionable Quality (definite risk)[2]	Bb	BB	BB
Low Quality(high risk)[2]	B	B	B
In or Near Default[2]	Caa/Ca/C	CCC/CC/C	CCC/CC/C
In Default[2]		D	DDD/DD/D
1	Considered investment grade.
2	Considered below investment grade.

Corporate Long-Term Ratings

Moody's Corporate Long-Term Bond Ratings

Aaa Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated "B" are considered speculative and are subject to high credit risk.

Caa Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard Poor's does not rate a particular obligation as a matter of policy.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

Speculative Grade

BB Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that material credit risk is present.

CCC Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The Modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" rating category or to ratings categories below "B."

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

P-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

P-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

NP Issuers rated Not Prime (or supporting institutions) do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Fitch Corporate Short-Term Obligation Ratings

F1  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk.  Default is a real possibility.

RD Restricted Default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

MUNICIPAL LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Municipal Long-Term Bond Ratings

See S&P Corporate Long-Term Bond Ratings above.

Fitch Municipal Long-Term Bond Ratings

See Fitch Corporate Long-Term Bond Ratings above.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Obligation Ratings

MIG 1  This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality.  Margins of protection are ample, although not so large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

S&P Municipal Short-Term Obligation Ratings

Obligations due in three years or less will likely receive a short-term obligation rating described below. Obligations maturing beyond three years will most likely receive a long-term bond rating (described above under "S&P Corporate Long-Term Bond Ratings").

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

See Fitch Corporate Short-Term Obligation Ratings above.

_______________________________

PART C
OTHER INFORMATION

Item 28. Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location
(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 58 Filed on August 27, 2009.
(b)	Amended and Restated By-Laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 12 Filed on January 26, 2001.
(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), VI.(3), IV.(8), V, VI, VII, VIII and By-laws Articles II, III and VIII.

See items A and B above.
(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 59 Filed on September 25, 2009
(d)(2)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and First International Advisors, LLC (with respect to Evergreen International Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 27, 2009
(d)(3)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advsory Group, Inc. (with respect to Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 59 Filed on September 25, 2009
(d)(4)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (with respect to Evergreen Adjustable Rate Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 59 Filed on September 25, 2009
(e)(1)	Principal Underwriting Agreement between the Registrant and Wells Fargo Funds Distributor, LLC	Contained herein
(e)(2)	Dealer Agreement and Amendment to Dealer Agreement used by Evergreen Investment Services, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 31 Filed on August 28, 2004
(f)	Deferred Compensation Plan	Incoroporated by reference to Registrant's Post-Effective Amendment No. 85 Filed on October 26, 2007
(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, as amended July 29, 2001 and July 6, 2000	Incorporated by reference to Registrant's Post-Effective Amendment No. 16 Filed on February 28, 2002
(g)(2)	Amended Pricing Schedule to Custodian Agreement between Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 49 Filed on February 28, 2007
(g)(3)	Amendment to Custodian Agreement dated December 7, 2006	Incorporated by reference to Registrant's Post-Effective Amendment No. 49 Filed on February 28, 2007
(g)(4)	Amendment to Custodian Agreement dated January 19, 2006	Incorporated by reference to Registrant's Post-Effective Amendment No. 50 Filed on August 29, 2007
(h)(1)	Master Administrative Services Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(h)(2)	Transfer and Assumption of Master Administrative Services Agreement	Incorporated by reference to Registrant's Post-Effective Amendment No. 53 Filed on February 26, 2008
(h)(3)	Amended and Restated Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(h)(4)	Tax Services Administration Agreement between Evergreen Investment Services, Inc. and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(h)(5)	Transfer and Assumption of Tax Administration Agreement	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on December 22, 2009
(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 1 Filed on December 12, 1997
(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 8 Filed on August 17, 1999
(j)(1)	Powers of Attorney	Incorporated by reference to Registrant's Post-Effective Amendment No. 60 Filed on October 26, 2009
(j)(2)	Consent of KPMG LLP Intermediate and Long Term Bond Funds (Evergreen Core Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 58 August 27, 2009
(j)(3)	Consent of KPMG LLP Short and Intermediate Term Bond Funds	Incorporated by reference to Registrant's Post-Effective Amendment No. 60 Filed on October 26, 2009
(j)(4)	Consent of KPMG LLP National Municipal Bond Funds	Incorporated by reference to Registrant's Post-Effective Amendment No. 59 Filed on September 25, 2009
(j)(5)	Consent of KPMG LLP Global and International Funds (Evergreen International Bond Fund)	Contained herein
(k)	Not applicable
(l)	Not applicable
(m)(1)	Distribution Plan for Institutional Serice Class Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(m)(2)	Distribution Plan for Class A Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(m)(3)	Distribution Plan for Class B Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(m)(4)	Distribution Plan for Class C Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(m)(5)	Distribution Plan for Class R Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 57 Filed on February 29, 2009
(n)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 28 Filed on October 7, 2003
(o)	Not applicable
(p)(1)	Code of Ethics (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Tattersall Advisory Group, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on December 22, 2009
(p)(2)	Code of Ethics (Evergreen Funds)	Contained herein
(p)(3)	Code of Ethics (First International Advisors, LLC)	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on December 22, 2009
(p)(4)	Code of Ethics (Wells Capital Management Incorporated)	Contained herein

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisor and Sub-Advisors are contained in the Investment Advisory and Management Agreement and Sub-Advisory Agreements.

Provisions for the indemnification of Wells Fargo Funds Distributor, LLC, the Registrant's principal underwriter, are contained in the Principal Underwriting Agreement between Wells Fargo Funds Distributor, LLC. and the Registrant.

Provisions for the indemnification of Evergreen Investment Management Company, LLC, the Registrant's administrator, is contained in the Transfer and Assumption of Master Administrative Services Agreement, respectively, between EIMC, Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 31. Business or Other Connections of Investment Advisor

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to First International Advisers, LLC is incorporated by reference to the Form ADV (File No. 801-42427) of First International Advisers, LLC.

The information required by this item with respect to Tattersall Advisory Group, Inc. is incorporated by reference to the Form ADV (File No. 801-56667) of Tattersall Advisory Group, Inc.

The information required by this item with respect to Wells Capital Management Incorporated is incorporated by reference to the Form ADV (File No. 801-21122) of Wells Capital Management Incorporated.

Item 32. Principal Underwriter.

Wells Fargo Funds Distributor, LLC, acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of WFFD is set forth below. The principal business address is 525 Market Street, San Francisco, California, 94105.

Name and Principal Business Address	Positions and Offices with Underwriter
Karla M. Rabusch	President
Cara Peck	Director, President and Secretary
A. Erdem Cimen	Director
Kevin J. Scott	Financial Operations Officer
Carol J. Lorts	Chief Compliance Officer
Samuel H. Hom	Anti-Money Laundering Compliance Officer
Randy Henze	Director

Item 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

Evergreen Investments, 123 S. Broad Street, Philadelphia, Pennsylvania 19109.

Evergreen Investments, 12 E. 49th Street, New York, New York 10017-1028.

Evergreen Investments, 225 Water Street, Jacksonville, Florida 32202-5185.

Evergreen Investments, 191 Peachtree Street, Atlanta, Georgia 30303.

Evergreen Investments, 401 S. Tryon Street, Charlotte, North Carolina 28288.

Evergreen Investments, 6802 Paragon Place, Richmond, Virginia 23219.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

State Street Bank and Trust Company, 333 Technology Drive, Malvern, Pennsylvania 19355-1459.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

First International Advisors, LLC, One Plantation Plate, 30 Fenchurch Street, London EC3M 3BD

Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of the Trust, together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 63 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 26th day of February, 2010.

EVERGREEN SELECT FIXED INCOME TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of February, 2010.

/s/ W. Douglas Munn W. Douglas Munn* President (Chief Executive Officer)	/s/ Michael H. Koonce Michael H. Koonce* Secretary	/s/ Kasey Phillips Kasey Phillips* Treasurer (Principal Financial and Accounting Officer)
/s/ Gerald M. McDonnell Gerald M. McDonnell* Trustee	/s/ K. Dun Gifford K. Dun Gifford* Trustee	/s/ William Walt Petit William Walt Petit* Trustee
/s/ Michael S. Scofield Michael S. Scofield* Chairman of the Board and Trustee	/s/ Russell A. Salton, III Russell A. Salton, III* Trustee	/s/ Richard K. Wagoner Richard K. Wagoner* Trustee
/s/ Richard J. Shima Richard J. Shima* Trustee	/s/ David M. Richardson David M. Richardson* Trustee	/s/ Leroy Keith, Jr. Leroy Keith, Jr.* Trustee
	/s/ Patricia B. Norris Patricia B. Norris* Trustee	/s/ Carol A. Kosel Carol A. Kosel* Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

*Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

Exhibit No.	Exhibits
(e)(1)	Principal Underwriting Agreement between the Registrant and Wells Fargo Funds Distributor, LLC
(p)(2)	Code of Ethics of Evergreen Funds
(p)(4)	Code of Ethics of Wells Capital Management Incorporated
(j)(5)	Consent of KPMG LLP Global and International Funds (Evergreen International Bond Fund)